Exhibit 10.20

Execution Version

RATIFICATION AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS RATIFICATION AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of February 17, 2026, (but effective as of September 9, 2025 (the “First Amendment Effective Date”), by and among ANGEL STUDIOS, INC., a Delaware corporation (f/k/a Southport Acquisition Corporation, a Delaware corporation) (“Angel” or the “Borrower”), the subsidiaries of the Borrower party hereto as Guarantors, the financial institutions listed on the signature pages hereof (each, a “Lender” and collectively, the “Lenders”) and TRINITY CAPITAL INC., a Maryland corporation, as administrative agent and collateral agent for the Lenders (“Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Loan Agreement (as defined below).

WHEREAS, Administrative Agent, Angel Studios, Inc. a Delaware corporation (the “Original Borrower”), the subsidiaries of the Borrower party thereto as Guarantors (individually and collectively, jointly and severally, the “Guarantor" and the “Guarantors”), and the Lenders have entered into that certain Loan and Security Agreement dated as of September 8, 2025 (the “Existing Loan Agreement”; the Existing Loan Agreement, as amended by this Agreement as of the First Amendment Effective Date, the “Amended Loan Agreement”).

WHEREAS, the following transactions occurred (collectively, the “Transactions”):

(i)on September 9, 2025, the Original Borrower changed its name to Angel Studios Legacy, Inc.;
(ii)on September 10, 2025, Southport changed its name to Angel Studios, Inc.
(iii)on September 10, 2025, Merger Sub merged with and into the Original Borrower;
(iv)on September 10, 2025 (the “Assumption Date”), the Original Borrower merged with and into Angel, with Angel assuming all liabilities and obligations (including, without limitation, the Obligations) of Original Borrower;
(v)on October 2, 2025, Giant Slayer Media LLC, a Delaware limited liability company (“Giant Slayer”) was formed as a joint venture between Angel and 2521 David Productions LLC, a Delaware limited liability company; and
(vi)on October 7, 2025, Giant Slayer acquired certain rights, titles and interests in the animated feature film provisionally entitled DAVID pursuant to the David Asset Purchase Agreement.

WHEREAS Borrower has requested that Administrative Agent and  the requisite Lenders hereby agree to ratify the Transactions and make certain amendments to the Existing Loan Agreement; and

WHEREAS, the Loan Parties, the Borrower, the Lenders party hereto and Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the other Loan Parties, the Lenders party hereto and Administrative Agent hereby agree to enter into this Agreement.

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1.Ratification.
(a)Effective as of the Assumption Date, Angel hereby: (i) acknowledges, agrees and confirms that, Angel is the “Borrower” and a “Loan Party” for all purposes of the Existing Loan Agreement, the Amended Loan Agreement and the other Loan Documents and shall have all of the rights, benefits, duties, liabilities, responsibilities and obligations of the “Borrower” and a Loan Party thereunder as if it had executed the Existing Loan Agreement and such other Loan Documents; and (ii) grants to Administrative Agent, for the benefit of the Lenders, a valid, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment of any and all Obligations and in order to secure prompt, full and complete performance by the Loan Parties of each of their covenants and duties under each of the Loan Documents.
(b)In connection with the foregoing, by its execution of this Agreement, Angel hereby:
(i)ratifies and agrees to be bound by, all of the terms, provisions and conditions contained in the Existing Loan Agreement and the Amended Loan Agreement, including without limitation: (A) all of the representations and warranties of the Loan Parties set forth in Section 4.1 of the Amended Loan Agreement; and (B) all of the covenants set forth in Section 4.2 and Section 4.3 of the Amended Loan Agreement;
(ii)agrees to take all steps necessary to perfect, in favor of Administrative Agent, a first-priority security interest in and Lien against the Borrower’s Collateral, including, without limitation, delivering all certificated Pledged Collateral (as defined in the Amended and Restated Pledge Agreement) of the Borrower to Administrative Agent (and other Collateral of the Borrower required to be delivered under the Amended Loan Agreement and the Amended and Restated Pledge Agreement), and taking all steps necessary to properly perfect Administrative Agent’s interest in any such uncertificated Pledged Collateral of the Borrower;
(iii) represents and warrants as to itself that all of the representations and warranties made by or in respect of the Borrower contained in the Amended Loan Agreement (as supplemented hereby) are true and correct in all respects as of the date hereof; and
(iv)agrees that it is liable for all of the obligations under the Amended Loan Agreement to the same extent and with the same force and effect as if Angel had originally been signatory to the Existing Loan Agreement as the “Borrower” thereunder and had originally executed the same in such capacity.
2.Modifications to Existing Loan Agreement.  Exhibit A attached hereto sets forth a clean copy of the Amended Loan Agreement.
3.Conditions of Effectiveness.  The effectiveness of this Agreement (the “Amendment Closing Date”) is subject to the satisfaction (or waiver) by Administrative Agent and the Lenders of the following conditions precedent:
(a)Administrative Agent shall have received executed counterparts of this Agreement signed by or on behalf of the Borrower, the other Loan Parties, the Lenders constituting the Required Lenders and Administrative Agent (it being agreed that delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof);

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(b)Administrative Agent shall have received a fully executed copy of the Amended and Restated Pledge Agreement, dated as of the date hereof, made by the Borrower in favor of Administrative Agent (it being agreed that delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof);
(c)Administrative Agent shall have received a fully executed copy of the Amended and Restated Intellectual Property Security Agreement, dated as of the date hereof, made by the Grantor thereto in favor of Administrative Agent (it being agreed that delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof);
(d)Administrative Agent shall have received the Operating Document of the Borrower and good standing certificates from the Borrower’s jurisdiction of organization and chief executive office location, and each jurisdiction in which the Borrower is qualified to conduct business;
(e)Administrative Agent shall have received a certificate of the Borrower, dated the Amendment Closing Date and executed by its Secretary or Assistant Secretary, as to authorizing resolutions and Operating Documents of the Borrower with specimen signatures, substantially in the form of Exhibit B to the Amended Loan Agreement;
(f)Administrative Agent shall have received the results of a recent Lien search in the jurisdiction where the Borrower is organized and the assets of the Borrower are located, and such searches shall reveal no Liens on any of the assets of the Borrower except for Permitted Liens;
(g)a completed Perfection Certificate for the Borrower and each of its Subsidiaries dated as of the date hereof;
(h)upon prior written request, Administrative Agent and Lenders shall have received: (A) all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and (B) a properly completed and signed IRS Form W-8 or W-9, as applicable, for the Borrower;
(i)Administrative Agent shall have received a customary legal opinion of counsel to the Borrower, addressed to Administrative Agent and the Lenders;
(j)such other documents and completion of such other matters as Administrative Agent may have reasonably requested; and
(k)payment of all of Administrative Agent’s Expenses and Lenders’ Expenses in connection with this Agreement.

By executing this Agreement, each of Administrative Agent and Lenders acknowledge that each of the conditions precedent set forth in this Section 3 have been satisfied or waived.

4.Representations and Warranties of the Loan Parties.  The Loan Parties hereby represent and warrant as follows:
(a)the Borrower and each other Loan Party is duly organized, validly existing and in good standing under the laws of the state of its jurisdiction of incorporation.  The Borrower and each other

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Loan Party is duly qualified to do business and is in good standing in every other jurisdiction where the nature of its business requires it to be qualified, except where failure to be so qualified would not result in a Material Adverse Change, and is not subject to any bankruptcy, insolvency or other similar proceedings.
(b)the Borrower and each other Loan Party has full power, authority and legal right to execute and deliver this Agreement and perform this Agreement and the Amended Loan Agreement, and the execution, delivery and performance hereof and thereof have been duly authorized by all necessary action;
(c)this Agreement and the Amended Loan Agreement constitute legal, valid and binding obligations of the Loan Parties, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors’ rights generally and general equitable principles.
(d)the execution, delivery and performance of this Agreement (i) is not in contravention of any material agreement or indenture by which the Loan Parties are bound, or by which its properties may be affected, (ii) does not require any shareholder approval, or any approval or consent of, or filing or registration with, any governmental body or regulatory authority or agency, or any approval or consent of any trustees or holders of any of its indebtedness or obligations, unless such approval or consent has been obtained and (iii) does not contravene any law, regulation, judgment or decree applicable to it or its Operating Documents.
(e)as of the date hereof and after giving effect to the terms of this Agreement, (i) no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom and (ii) the representations and warranties of the Loan Parties set forth in the Amended Loan Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) with the same effect as though made on and as of the date hereof (provided, however, that those representations and warranties expressly referring to another date shall be true and correct as of such other date).
5.Reference to and Effect on the Existing Loan Agreement.
(a)Upon the effectiveness hereof, each reference to the Existing Loan Agreement in the Existing Loan Agreement or any other Loan Document shall mean and be a reference to the Amended Loan Agreement.
(b)The Loan Parties hereby (i) agrees that this Agreement and the transactions contemplated hereby shall not limit or diminish its obligations arising under or pursuant to the Loan Documents to which it is a party, (ii) reaffirms all of their respective obligations under the Existing Loan Agreement and the other Loan Documents to which it is a party and (iii) acknowledges and agrees that the Existing Loan Agreement and each other Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
(c)The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or Administrative Agent under the Existing Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)The parties hereto acknowledge and agree that this Agreement is a Loan Document.

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(e)Administrative Agent and the Lenders hereby acknowledge and agree that, after giving effect to this Agreement, no Events of Default shall be deemed to exist or be continuing under the Loan Documents on account of the Transactions. The acknowledgment contained in this Section 5(e) shall be limited precisely as written and, except as expressly provided herein, shall not be deemed or otherwise construed to prejudice any right, power or remedy which Administrative Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document, all of which rights, powers and remedies are hereby expressly reserved by Administrative Agent and the Lenders.
6.Governing Law.  This Agreement shall be governed by and construed in accordance with and governed by the law of the State of New York.  The parties hereto agree that provisions of Sections 8.7 and 8.11 of the Amended Loan Agreement are hereby incorporated by reference, mutatis mutandis.
7.Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
8.Counterparts.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.  The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Agreement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in the Electronic Signatures and Records Act.
9.No Novation.  Neither the execution, delivery and acceptance of this Agreement nor any of the terms, covenants, conditions or other provisions set forth herein are intended, nor shall they be deemed or construed, to effect a novation of any Liens or Obligations under the Existing Loan Agreement or to pay, extinguish, release, satisfy or discharge (a) the Obligations under the Existing Loan Agreement, (b) the liability of any Loan Party under the Existing Loan Agreement or the other Loan Documents executed and delivered in connection therewith or any Obligations or other obligations evidenced thereby, or (c) any mortgages, deeds of trust, liens, security interests or contractual or legal rights securing all or any part of such Obligations.
10.Reaffirmation.  Except as expressly modified by this Agreement, all of the terms, provisions and conditions of the Existing Loan Agreement, as heretofore amended, shall remain unchanged and in full force and effect.  Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Existing Loan Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted Liens on or security interests in any of its property pursuant to any Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations as amended hereby.
11.Release.

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(a)The Loan Parties acknowledge that Administrative Agent and Lenders would not enter into this Agreement without the Loan Parties’ assurance hereunder.  The Loan Parties hereby absolutely discharge and release Administrative Agent and Lenders, any person or entity that has obtained any interest from Administrative Agent or any  Lender under the Amendment Loan Agreement and each of Administrative Agent and each Lender’s and such entities’ former and present partners, stockholders, officers, directors, employees, successors, assignees, agents and attorneys from any known or unknown claims which the Loan Parties now have against Administrative Agent or any Lender of any nature, including any claims that the Loan Parties, their successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, arising under or in connection with this Agreement, any other Loan Document or the transactions contemplated thereby, but only to the extent that such claims arise out of or relate to this Agreement, the Amended Loan Agreement or the transactions contemplated thereby through the Amendment Closing Date.
(b)Each Loan Party warrants and represents that such Loan Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and such Loan Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof.  Each Loan Party shall indemnify and hold harmless Administrative Agent and Lenders from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer.
(c)The provisions of this Section 11 shall survive payment in full of the Obligations, full performance of all the terms of this Agreement and the Amended Loan Agreement, and/or Administrative Agent’s or any Lender’s actions to exercise any remedy available under the Amended Loan Agreement or otherwise.
12.Post Closing Covenant.  Within ten (10) Business Days of the Amendment Closing Date, (a) the Borrower shall deliver a fully executed Account Control Agreement in respect of the Deposit Accounts ending in *4718 and *5564 in the name of Borrower maintained with Zion Bank, and (b) the Administrative Agent shall have received a joinder by Giant Slayer and 2521 David Productions LLC, a Delaware limited liability company to the Angel P&A Subordination Agreement, in form and substance reasonably acceptable to the Administrative Agent.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

BORROWER:

ANGEL STUDIOS, INC.,

a Delaware corporation (f/k/a Southport Acquisition Corporation)

By:____________________________________
Name: Scott Klossner

Title: Chief Financial Officer

ORIGINAL BORROWER:

ANGEL STUDIOS, INC.,

a Delaware corporation

By:____________________________________
Name: Scott Klossner

Title: Chief Financial Officer

Signature Page to Ratification and First Amendment to Loan and Security Agreement

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GUARANTORS:

DRY BAR COMEDY LLC,

a Utah limited liability company

By: __________________________

Name: Scott Klossner

Title: Chief Financial Officer

ANGEL STUDIOS LICENSING, LLC,

a Utah limited liability company

By: __________________________

Name: Scott Klossner

Title: Chief Financial Officer

ANGEL STUDIOS PRODUCTIONS, LLC,

a Utah limited liability company

By: __________________________

Name: Scott Klossner

Title: Chief Financial Officer

ANGEL STUDIOS OF I, LLC,

a Utah limited liability company

By: __________________________

Name: Scott Klossner

Title: Chief Financial Officer

Signature Page to Ratification and First Amendment to Loan and Security Agreement

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ADMINISTRATIVE AGENT:

TRINITY CAPITAL INC.,

a Maryland corporation

By: ______________________________

Name: Sarah Stanton

Title: General Counsel and Chief Compliance Officer

LENDERS:

TRINITY CAPITAL INC.,

a Maryland corporation

By: ______________________________

Name: Sarah Stanton

Title: General Counsel and Chief Compliance Officer

EAGLE POINT TRINITY SENIOR SECURED LENDING COMPANY,

By: Trinity Capital Adviser LLC, its Manager

By: __________________________

Name: Sarah Stanton

Title: General Counsel and Chief Compliance Officer

Signature Page to Ratification and First Amendment to Loan and Security Agreement

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Exhibit A

Exhibit A

Amended Loan Agreement

[Attached]

Signature Page to Ratification and First Amendment to Loan and Security Agreement

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LOAN AND SECURITY AGREEMENT

DATED AS OF

September 8, 2025
as amended on September 9, 2025 by that certain First Amendment between

ANGEL STUDIOS, INC.

as Borrower,

the Initial Guarantors party hereto,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

as Lenders, and

TRINITY CAPITAL INC.,

as Administrative Agent and Collateral Agent

Error! Unknown document property name.

US-DOCS\70464063.81625235525.4

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT is made as of September 8, 2025 (the “Closing Date”), by and among ANGEL STUDIOS, INC., a Delaware corporation (“Angel Studios” and “Borrower”), the Subsidiaries of Parent party hereto as guarantors (individually and collectively, jointly and severally, “Initial Guarantor" and “Initial Guarantors”), the lenders from time to time party hereto (each, a “Lender” and collectively, the “Lenders”) and TRINITY CAPITAL INC., a Maryland corporation, in its capacities as administrative agent and collateral agent for the Lenders (or any successor administrative agent and collateral agent appointed in accordance with Article 5, “Administrative Agent”).

RECITALS

WHEREAS, Borrower may, from time to time, desire to borrow from Lenders, and Lenders, may, from time to time, make available to Borrower, term loans (each a “Loan” and collectively the “Loans”); and

WHEREAS, Borrower and Lenders desire that this Agreement shall serve as a master agreement which sets forth the terms and conditions governing any Loan by Lenders to Borrower.

NOW, THEREFORE, in consideration of the agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Article 1

DEFINITIONS

As used herein, all capitalized terms shall have the meanings set forth below.  All other capitalized terms used but not defined herein shall have the meaning given to such terms in the UCC.  Any accounting term used but not defined herein shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term “financial statements” shall include the accompanying notes and schedules.

“Account” is, as to any Person, any “account” of such Person as “account” is defined in the UCC with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to such Person.

“Account Control Agreement” means any deposit account control agreement or securities account control agreement in a form acceptable to Administrative Agent required to perfect Administrative Agent’s security interest in all Deposit Accounts and Securities Accounts of Borrower and each of its Subsidiaries, including and not limited to, the Bitcoin Securities Account.
“Account Debtor” means, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof.
“Administrative Agent” has the meaning set forth in the Preamble to this Agreement.
“Administrative Agent’s Expenses” means all costs or expenses (including reasonable and documented attorneys’ fees and expenses (excluding allocated in-house counsel fees and expenses and limited to one primary counsel for the Administrative Agent, and its Affiliates and, if necessary, one local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and special counsel for each relevant specialty (and, in the case of an actual or perceived conflict of interest, where the party affected by such conflict, informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for each such affected person))) incurred by Administrative Agent in connection with the preparation, negotiation, documentation, drafting, amendment, modification, administration, perfection and funding of the Loan Documents; and all of Administrative

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Agent’s attorneys’ fees, costs and expenses (excluding allocated in-house counsel fees and expenses) incurred in enforcing or defending the Loan Documents (including fees and expenses of appeal or review) and the rights of Administrative Agent in and to the Loans and the Collateral or otherwise hereunder, including the exercise of any rights or remedies afforded hereunder or under applicable law, whether or not suit is brought, whether before or after bankruptcy or insolvency, including all fees and costs incurred by Administrative Agent in connection with its enforcement of its rights in a bankruptcy or insolvency proceeding filed by or against Borrower, any Subsidiary or their respective Property.
“Advance” means any Loan funds advanced under this Agreement.
“Affiliate” means, with respect to any Person, any other Person that owns or controls directly or indirectly ten percent (10%) or more of the stock of such Person, any other Person that controls or is controlled by or is under common control with such Person and each of such Person’s officers, directors, managers, joint venturers or partners.  For purposes of this definition, the term “control” of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting Equity Securities, by contract or otherwise and the terms “controlled by” and “under common control with” shall have correlative meanings.
“Agreement” means this Loan and Security Agreement and all Schedules and Exhibits annexed hereto and made a part hereof, as the same may be amended, supplemented and/or modified from time to time by the parties hereto.
“Amortization Date” is set forth on Schedule 1 hereto.
“Amortization Schedule” has the meaning provided in Section 2.1(a).
“Annualized Recurring Revenue” means, as of any date of determination, the product of (a) Recurring Revenue of Borrower measured on a trailing one (1) month basis, as determined by Administrative Agent based on financial materials delivered to Administrative Agent, multiplied by (b) twelve (12).
“Angel P&A Facility” means, collectively, (i) the Secured Revolving Note, dated as of February 23, 2024, by Parent in favor of Angel P&A LLC (the “Angel P&A Note”), and (ii) the Limited Guaranty dated as of February 23, 2024 made by Parent in favor of 2521 Entertainment, LLC, in each case, as amended, supplemented and/or modified prior to the date hereof.
“Angel P&A Facility Payoff Debt” means, collectively, (i) the Limited Guaranty Agreement, dated as of October 1, 2024, by and among Parent and Mary Film LLC in favor of 2521 Film Fund I, LLC, and (ii) the Limited Guaranty Agreement, dated as of April 9, 2025, by Parent in favor of 2521 Film Fund I, LLC, in each case, as amended, supplemented and/or modified prior to the date hereof.
“Angel P&A Note Subordination Agreement” means that certain Subordination Agreement, dated as of the Closing Date, among the Administrative Agent, Parent and Angel P&A LLC, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.
“Angel P&A Subordination Agreement” means that certain Subordination Agreement, dated as of the Closing Date, among the Administrative Agent, the Parent, 2521 Film Fund I, LLC and 2521 Entertainment, LLC, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.
“Anti-Terrorism Laws” means any laws relating to terrorism or money laundering, including Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.
“Applicable Rate” is set forth on Schedule 1 hereto.

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“Assignment and Acceptance” means an assignment and acceptance entered into by an assigning Lender in accordance with Section 8.4 and, to the extent required, consented to by the Administrative Agent and Borrower in accordance with Section 5.4 hereof and substantially in form reasonably acceptable to the Administrative Agent and Borrower.

“Bitcoin” means one unit of the digital currency known as Bitcoin and traded under the ticker symbol “BTC”.
“Bitcoin Liquidity” means, at any time, the product of (a) sixty percent (60%) multiplied by (b) the Bitcoin Value.
“Bitcoin Price” means, as of each day, the spot price of Bitcoin as reported by BitGo, Inc., or if not reported by BitGo, Inc., the lowest spot price of Bitcoin as reported on the largest exchange applicable thereto, in each case, as of 4:00 p.m. Arizona time.
“Bitcoin Securities Account” means that certain Securities Account established with a Custodian on terms acceptable to the Administrative Agent and the Lenders, which is subject to an Account Control Agreement in favor of the Administrative Agent for the benefit of itself and the Lenders, together with any replacement or substitutions thereof, and all Bitcoin, securities entitlements (as defined in the UCC), and other property from time to time transferred to or held in such Securities Account.

“Bitcoin Value” means, at any time, the value, expressed in US dollars, equal to the product of (a) the number of units of the Loan Parties’ Bitcoin that is in a Securities Account subject to an Account Control Agreement multiplied by (b) the average Bitcoin Price as of 4:00pm Arizona time calculated on a trailing ten (10) day basis, by measuring the Bitcoin Price.

“Blocked Person” means any Person:  (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

“Business Day” means a day when the banks in Phoenix, Arizona and New York, New York are open for business.
“Change of Control” means the closing of any transaction or series of transactions (other than the deSPAC Transaction) by which Parent shall merge with (whether or not Parent is the surviving entity) or consolidate into any other Person or lease or sell substantially all of its and its subsidiaries’ assets substantially as an entirety to any other Person or by which any Person, entity or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934) acquires, directly or indirectly, 35% or more of Parent’s outstanding voting capital stock.

“Closing Date” has the meaning set forth in the preamble hereto.

“Code” means the Internal Revenue Code of 1986.

“Collateral” has the meaning provided in Article 3.

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“Commitments” means, with respect to each Lender, such Lender’s obligation to make Loans to the Borrower hereunder in a principal amount equal to the amount set forth under the heading “Commitment” opposite such Lender’s name on Schedule 2.
“Commitment Fee” is set forth on Schedule 1 hereto.
“Compliance Certificate” is that certain certificate in substantially the form attached hereto as Exhibit C.
“Custodial Agreement” means that certain BITGO Custodial Services Agreement dated as of October 8, 2024, between Borrower and BitGo Trust Company, Inc.
“Custodian” means a recognized Bitcoin custodian acceptable to the Administrative Agent and the Lenders (it being understood that BitGo Trust Company, Inc. is acceptable to the Administrative Agent and the Lenders).
“David Asset Purchase Agreement” means that certain Asset Purchase Agreement, to be dated on or around October 7, 2025, between Giant Slayer Media LLC, a Delaware limited liability company (“Giant Slayer”) and a non-wholly owned subsidiary of the Borrower, as the buyer, and Slingshot USA LLC, a Delaware limited liability company, as the Seller, pursuant to which Giant Slayer shall acquire certain rights, titles and interests in the animated feature film provisionally entitled DAVID.
“Debt” means (a) all indebtedness for borrowed money; (b) all indebtedness for the deferred purchase price of property or services (other than (i) trade payables and accrued expenses incurred in the Ordinary Course of Business, (ii) any earn-out, purchase price adjustment or similar obligation until such obligation appears in the liabilities section of the balance sheet and (iii) any amounts being disputed in good faith by Borrower where such dispute would not cause, or be reasonably expected to cause, a Material Adverse Change); (c) all obligations evidenced by notes, bonds, debentures or other similar instruments; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) equity securities subject to repurchase or redemption, (f) all obligations, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities in respect of obligations of the kind referred to in subsections (a) through (e) of this definition; and (g) all obligations of the kind referred to in subsections (a) through (f) above secured by (or which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights).
“Default Rate” has the meaning set forth in Section 2.2(c).
“Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower, or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any debtor relief law, (ii) had

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appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a bail-in action.  Notwithstanding anything to the contrary herein, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Security in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Borrower and each Lender.
“Deposit Account” means any “deposit account” as defined in the UCC with such additions to the term as may hereafter be made, and includes any checking account, savings account, or certificate of deposit.
“deSPAC Transaction” shall mean the business combination transaction involving Parent in accordance with the SPAC Merger Agreement, pursuant to which Merger Sub will merge with and into Parent, with Parent immediately thereafter being merged with and into Southport, with Southport being the surviving entity and the Borrower hereunder.
“Documentation and Funding Fees” has the meaning set forth in Section 2.1(c).
“Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia.
“End of Term Payment” is set forth on Schedule 1 hereto.
“Equity Securities” of any Person means (a) all common stock, preferred stock, participations, shares, partnership interests, membership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.
“Event of Default” means any of the following events and conditions at any time, unless waived in writing by Administrative Agent and the Required Lenders, and shall constitute an Event of Default:
(a)failure on the part of a Loan Party to (i) make any payment of principal or interest on any Loan on its due date or (ii) pay any other Obligations within ten (10) days after such Obligations are due and payable (which ten (10) day grace period shall not apply to payments due on the Maturity Date);
(b)failure on the part of a Loan Party: (A) to perform any obligation arising under Section 4.2 or to comply with any covenants of Section 4.3 or (B) to duly observe or perform in any other of its respective covenants or agreements in this Agreement or any other Loan Document, which failure continues for a period of ten (10) Business Days after the occurrence of such breach; provided, however, that if the default cannot by its nature be cured within the ten (10) Business Day period or cannot after diligent attempts by Borrower be cured within such ten (10) Business Day period, and such default is reasonably capable of being cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Advances shall be made during such cure period).  Cure periods provided under this clause (B) shall not apply, among other things, to financial covenants or any other covenants set forth in clause (A) above.

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(c)there is a (i) default in any agreement (including, without limitation, any guaranty) to which Parent or any of its Subsidiaries is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Debt in an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) or that could reasonably be expected to have a Material Adverse Change; (ii) a demand made for payment by a Loan Party with respect to any guaranty (or other similar agreement) in an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) or that could reasonably be expected to have a Material Adverse Change; or (iii) a revocation or termination of (x) the Custodial Agreement or (y) any other material agreement that could reasonably be expected to have a Material Adverse Change;
(d)if any representation or warranty of a Loan Party made in this Agreement or in any certificate or other writing delivered pursuant hereto or any other related document is materially incorrect or misleading as of the time when the same shall have been made;
(e)any material provision of this Agreement or any Lien or security interest of Administrative Agent in the Collateral ceases for any reason to be valid, binding and in full force and effect other than as expressly permitted hereunder, in each case, for any reason other than (x) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (y) as a result of the Administrative Agent’s failure to maintain possession of any stock certificates or other instruments delivered to it under the Security Documents;
(f)any bankruptcy, insolvency or other similar proceeding is filed by Parent or any of its Subsidiaries;
(g)any involuntary bankruptcy, insolvency or other similar proceeding is filed against Parent or any of its Subsidiaries and such proceeding or petition shall not be dismissed within forty-five (45) days after filing;
(h)any assignment is made by a Loan Party or any attempt by a Loan Party to assign any of its duties or rights hereunder;
(i)Borrower is consolidated with, merged with, or sells all or substantially all of its properties and assets to another entity without Administrative Agent’s and Required Lenders’ prior written consent, provided that no consent of Administrative Agent or Required Lenders shall be required if, in connection with such merger or sale of properties and assets the Obligations will be paid in full;
(j)(a) If any material portion of Parent’s or any of its Subsidiaries’ assets (i) is attached, seized, subjected to a writ or distress warrant, or is levied upon or (ii) comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, (b) if Parent or any of its Subsidiaries is enjoined, restrained or in way prevented by court order from continuing to conduct all or any material part of its business affairs, (c) if a judgment or other claim becomes a Lien or encumbrance upon any material portion of Parent’s or any of its Subsidiaries’ assets or (d) if a notice of Lien, levy or assessment if filed of record with respect to any of Parent’s or any of its Subsidiaries’ assets by the United States Government, or any department agency or instrumentality thereof, or by any state, county municipal, or governmental agency, and the same is not paid within ten (10) days after Parent or any Subsidiary receives notice thereof; provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower;
(k)if (i) there’s any Default under and as defined in the Settlement Agreement and the Studios institute an Enforcement Action (as such term is used in the Settlement Agreement) or (ii) two (2) Strikes (as defined in the Settlement Agreement) have occurred;

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(l)if any of the Loan Documents shall cease to be, or a Loan Party shall assert that any of the Loan Documents is not, a legal, valid and binding obligation of a Loan Party enforceable in accordance with its terms;
(m)if there occurs a Material Adverse Change;
(n)there is (i) a Change of Control, unless, as a condition to the closing of such change of control the Obligations will be paid in full, or (ii) a change on Parent’s board of directors which results in the resignation of one or more directors from its board of directors in anticipation of Parent’s insolvency, in either case without the prior written consent of Administrative Agent which may be withheld in Administrative Agent’s sole discretion;
(o)a final, non-appealable judgment which is not covered by insurance is entered against Parent or any Subsidiary for an amount in excess of Five Hundred Thousand Dollars ($500,000), which is not discharged within ten (10) days of entry.
“Excluded Accounts” means, collectively, (a) deposit accounts of a Loan Party consisting primarily  of amounts utilized to fund payroll, payroll taxes, employee benefits or tax obligations so long as such accounts, collectively, do not contain more than the amount required for more than two (2) payroll cycles, (b) any Deposit Account which is maintained solely as an escrow, fiduciary or trust account for the benefit of a third party in the Ordinary Course of Business or in connection with a transaction permitted under this Agreement, (c) “zero balance” accounts, (d) (i) the deposit account maintained in England with Airwallex by Angel Studios Distribution limited, a company incorporated under the laws of England and Wales and (ii) the deposit account maintained in Belgium with Wise by Angel Studios Licensing B.V., a company incorporated under the laws of the Netherlands, in each case, so long as the aggregate amount held in any such account does not exceed (individually) Five Hundred Thousand Dollars ($500,000), (e) accounts disclosed in writing to the Administrative Agent that are maintained for the primary purpose of administering funds for theatrical collections undertaken by any Reg. A. Subsidiary, and (f) other deposit accounts of the Loan Parties so long as the aggregate average daily maximum balance in such other accounts over a 30-day period does not exceed One Hundred Thousand Dollars ($100,000) collectively.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Lender or Administrative Agent or required to be withheld or deducted from a payment to a Lender or Administrative Agent: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Lender or Administrative Agent being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which such Lender acquires the applicable interest in such Loan or Commitment or changes its lending office, except in each case to the extent that, pursuant to Section 2.13, additional amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changes its lending office, (c) Taxes attributable to such Lender’s or Administrative Agent’s failure to comply with Section 2.13(g), and (d) any Taxes imposed under FATCA.
“Existing Debt” means Debt of Parent and its Subsidiaries pursuant to the following agreements (and any relevant documentation in connection therewith) that exist as of the Closing Date: (i) the Angel P&A Facility; (ii) the Prints and Advertising (P&A) Loan and Financing Agreement, dated as of May 22, 2024, by and among Open River Entertainment, Inc. and Parent; (iii) the Subordinated Convertible Promissory Note, dated as of August 11, 2025, issued by the Borrower in favor of HBC Investment Ltd., a Cayman exempted limited company (the “HBC Convertible Note”); (iv) the Subordinated Convertible Promissory Note, dated as of August 11, 2025, issued by the Borrower in favor of Harlan Carere (the “Carere Convertible Note”); (v) the Subordinated Convertible Promissory Note, dated as of April 30, 2025 (the “Wayfarer Convertible Note”), issued by the Borrower in favor of Wayfarer; (vi) the Studio Settlement Note; provided that Debt on account of the Studio Settlement Payoff Amount (as defined below) shall only

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constitute Existing Debt hereunder until but excluding October 1, 2025; (vii) the Master Repurchase Agreement, dated as of February 28, 2025, by and among NYDIG Funding LLC (“NYDIG”) and Parent (the “NYDIG Facility”); provided that Debt on account of the NYDIG Facility shall only constitute Existing Debt hereunder until but excluding October 1, 2025; (viii) the Distributor’s Assumption Agreement, dated as of January 19, 2023, entered into by Angel Studios Licensing, LLC (“Licensing”) in favor of Screen Actors Guild-American Federation Of Television And Radio Artists (“SAG”) in respect of the film entitled "The Shift"; and (ix) the Distributor’s Assumption Agreement, dated as of August 19, 2024, entered into by Licensing in favor of SAG in respect of the film entitled "The New Eve" aka “Mary” aka “Saving Jesus”.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version to the extent such version is substantively comparable and not materially more onerous to comply with), any current or future Treasury Regulations or official administrative interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above), any intergovernmental agreement, treaty or convention among Governmental Authorities (and any related fiscal or regulatory legislation, rules or official practices) implementing the foregoing.
“First Amendment” means that certain Ratification, Joinder and First Amendment to Loan and Security Agreement, effective as of the First Amendment Effective Date, among Borrower, the other Loan Parties party thereto, Administrative Agent and the Lenders.
“First Amendment Effective Date” means September 9, 2025.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“GAAP” means generally accepted accounting principles, consistently applied, as in effect from time to time in the United States.
“Good Faith Deposit” is the fully earned and non-refundable deposit in the amount of One Hundred Thousand Dollars ($100,000), which will be applied toward Administrative Agent’s Expenses on the Closing Date.
“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.
“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.
“Guarantor” means the Initial Guarantors and any other Person providing a Guaranty in favor of Administrative Agent and the Lenders; provided that, in no event shall the Guarantors include the Reg. A Subsidiaries.
“Guaranty” means any guarantee of all or part of the Obligations, as the same may be amended, restated, modified or otherwise supplemented from time to time.
“Indemnified Taxes” means (a) all Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Intellectual Property” means any and all intellectual property, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, all rights therein, and all rights to sue at law or in equity for any past present or future infringement, violation,

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misuse, misappropriation or other impairment thereof, whether arising under United States, multinational or foreign laws or otherwise, including the right to receive injunctive relief and all proceeds and damages therefrom.
“Interest Only Period” is set forth on Schedule 1 hereto.
“Investment” means the purchase or acquisition of any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or the extension of any advance, loan, extension of credit or capital contribution to, or any other investment in, or deposit with, any Person.
“IP Security Agreement” means the Intellectual Property Security Agreement, dated as of the date hereof, by and among Administrative Agent and each grantor party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time).
“Key Person” means each of (i) Neal Harmon, who is the Chief Executive Officer of the Borrower as of the Closing Date, and (ii) Scott Klossner, who is the Chief Financial Officer of the Borrower as of the Closing Date.
“Knowledge” means the actual knowledge of the chief executive officer, chief operating officer or chief financial officer of the applicable Loan Party and such knowledge that would be obtained upon due inquiry and reasonable investigation by such Persons.
“Lenders’ Expenses” means all of Lenders’ attorneys’ fees, costs and expenses (excluding allocated in-house counsel costs and expenses) incurred in enforcing or defending the Loan Documents (including fees and expenses of appeal or review) and the rights of a Lender in and to the Loans and the Collateral or otherwise hereunder, including the exercise of any rights or remedies afforded hereunder or under applicable law, whether or not suit is brought, whether before or after bankruptcy or insolvency, including all fees and costs (excluding allocated in-house counsel fees and expenses) incurred by a Lender in connection with a Lender’s enforcement of its rights in a bankruptcy or insolvency proceeding filed by or against Parent, any Subsidiary or their respective Property.
“Lien” means a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.
“Liquidity” means, at any time, the sum of (a) the aggregate amount of unrestricted and unencumbered (other than Liens in favor of Administrative Agent) cash held at such time by the Loan Parties in Deposit Accounts that are subject to an Account Control Agreement less (b) the NYDIG Cash Collateral Deposit less (c) the Studio Settlement Cash Collateral Deposit plus (d) the Bitcoin Liquidity.
“Liquidity Level” means Thirty Million Dollars ($30,000,000).
“Loan Advance Request Form” is that certain form attached hereto as Exhibit D.
“Loan Documents” means this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, each Warrant, the Pledge Agreement, the Participation Rights Agreement, every Account Control Agreement, the IP Security Agreement, the Subordination Agreements and any other intercreditor agreement, or subordination agreement, any documents pertaining to a mortgage, any landlord waivers and bailee waivers, the Perfection Certificate, each Compliance Certificate, each Loan Advance Request Form and every other document evidencing, securing or relating to the Loans, in each case as amended, amended and restated, supplemented or otherwise modified from time to time.
“Loan Party” means Borrower and the Guarantors.

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“Loans” has the meaning set forth in the preamble above.
“Material Adverse Change” means (i) a materially adverse effect on the business, condition (financial or otherwise), operations, performance or Property of the Loan Parties (taken as a whole), or (ii) a material impairment of the ability of the Loan Parties (taken as a whole) to perform its obligations under or remain in compliance with this Agreement and the other Loan Documents, or any documents executed in connection therewith.
“Material Foreign Subsidiary” means any Foreign Subsidiary that has assets or revenue in excess of five percent (5.0%) of the consolidated assets or revenue of Parent and its Subsidiaries or has Intellectual Property that is material to the business of Parent and its Subsidiaries; provided, that all Foreign Subsidiaries that do not constitute a Material Foreign Subsidiary shall not have assets or revenue in an aggregate consolidated amount in excess of ten percent (10%) of Parent and its Subsidiaries’ consolidated assets or revenue at such time.
“Maturity Date” is set forth on Schedule 1 hereto.
“Merger Sub” has the meaning provided in the definition of SPAC Merger Agreement.
“NYDIG Cash Collateral Deposit” means cash equal to Ten Million Dollars ($10,000,000) maintained in an account of Borrower that is (a) subject to sub-clause (b), subject at all times to an Account Control Agreement and (b) to be used on or prior to October 1, 2025 for the sole purpose of repaying in full the NYDIG Facility (including all Debt and obligations thereunder).
“Obligations” means all present and future obligations owing by the Loan Parties to Administrative Agent and the Lenders governed or evidenced by the Loan Documents whether or not for the payment of money, whether or not evidenced by any note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, whether arising before, during or after the commencement of any bankruptcy case in which a Loan Party is a debtor (specifically including interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Borrower, whether or not a claim for such post-commencement interest is allowed), including but not limited to any obligations arising pursuant to letters of credit or acceptance transactions or any other financial accommodations.
“OFAC” means the United States Department of the Treasury’s Office of Foreign Assets Control.
“Operating Documents” means, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Closing Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.
“Ordinary Course of Business” means, in respect of any transaction involving any Person, the ordinary course of such Person’s business as conducted by any such Person in accordance with (a) the usual and customary customs and practices in the kind of business in which such Person is engaged, and (b) the past practice and operations of such Person, and in each case, undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document.
“Other Connection Taxes” means, with respect to any Lender or Administrative Agent, Taxes imposed as a result of a present or former connection between such Lender or Administrative Agent and the jurisdiction imposing such Tax (other than connections arising from such Lender or Administrative Agent having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

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“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
“Parent” means, at any time prior to the consummation of the deSPAC Transaction, Angel Studios. On and after the consummation of the deSPAC Transaction, all references in the Loan Documents to “Parent” shall be deemed to refer to the Borrower.

“Participant” shall have the meaning provided in Section 8.18.

“Participant Register” shall have the meaning provided in Section 8.18.
“Participation Rights Agreement” means the Participation Rights Agreement, dated as of the date hereof, between Parent and each Lender.
“Payment Date” means the first (1st) day of each month, or if such day is not a Business Day, the next Business Day.
“Payoff Debt” means the Debt of Parent and its Subsidiaries pursuant to the following agreements (and any relevant documentation in connection therewith) that exist as of the Closing Date: (i) the Master Loan Agreement, dated as of December 23, 2024, entered into by BitGo Prime, LLC and Parent; (ii) subject to Section 4.2(y)(iv), the NYDIG Facility; (iii) the Angel P&A Facility Payoff Debt; (iv) subject to Section 4.2(y)(iv), the remaining outstanding portion of the Settlement Amount under the Studio Settlement Note (the “Studio Settlement Payoff Amount”); and (v) the Loan and Security Agreement, dated as of February 5, 2025, by and between Angel Studios Licensing, LLC and Bondit LLC.
“Perfection Certificate” means the perfection certificate delivered to Administrative Agent dated as of the Closing Date, as the same may be updated from time to time pursuant to Section 4.2(f)(i)(B).
“Permitted Acquisition” means acquisitions to be consummated pursuant to the David Asset Purchase Agreement.
“Permitted Debt” means and includes:
(a)Debt of the Loan Parties to Lenders under this Agreement;
(b)Debt of the Loan Parties in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) at any time outstanding, secured by Liens permitted under clause (g) of the definition of Permitted Liens;
(c)the Existing Debt of the Loan Parties so long as:
(i)	in the case of the Angel P&A Facility such Debt remains subject to the Angel P&A Subordination Agreement;
(ii)	in the case of each of the HBC Convertible Note and the Carere Convertible Note, such Existing Debt constitutes Subordinated Debt and, unless consummation of the deSPAC Transaction has occurred by December 31, 2025, such Debt is subject to a Subordination Agreement;
(iii)	in the case of the Wayfarer Convertible Note, such Existing Debt constitutes Subordinated Debt and, unless the conversion of the Wayfarer Convertible Note has occurred by December 31, 2025, such Debt is subject to a Subordination Agreement; and

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(iv)	in the case of the Angel P&A Note, such Debt remains subject to the Angel P&A Note Subordination Agreement;
(d)unsecured Debt consisting of guarantees by Parent (i) with respect to Debt of filmmakers maturing earlier than ninety-one (91) days after the Maturity Date, in an aggregate amount not to exceed Fifteen Million Dollars ($15,000,000) outstanding at any time, (ii) with respect to Debt of filmmakers maturing at least ninety-one (91) days after the Maturity Date, in an unlimited amount outstanding, (iii), without duplication of any Debt under sub-clause (i) or (ii), with respect to Debt of filmmakers under Prints and Advertising (P&A) loans (the “P&A Debt”) incurred in the Ordinary Course of Business of Borrower, so long as the aggregate amount of such P&A Debt outstanding at any time does not exceed the amount equal to the aggregate principal amount outstanding and interest and other fees accrued with respect to such underlying P&A Debt at such time and (iv) with respect to unaccelerated Debt of the Borrower or its Subsidiaries on account of a film that is backstopped by royalty payments due to such Borrower or Subsidiaries on account of such film, in an aggregate amount not to exceed Seventy-Five Million Dollars ($75,000,000) at any time outstanding; provided that, in the case of this clause (d)(iv), the aggregate amount of such Debt deemed outstanding at any time shall be reduced by the aggregate amount of any royalty payments paid on account of such film on or prior to such time;
(e)extensions, refinancings, modifications, amendments and restatements of any items of Permitted Debt under subsections (a)-(d) above; provided that the principal amount thereof is not increased or the terms thereof are not modified to impose materially more burdensome terms upon the applicable Loan Party;
(f)other Subordinated Debt incurred by the Loan Parties not to exceed Thirty Million Dollars ($30,000,000) in the aggregate outstanding at any time; and
(g)Debt incurred solely between Loan Parties.
“Permitted Investment” means
(a)Deposits and Deposit Accounts (which shall be subject to Account Control Agreements as required herein) with commercial banks organized under the laws of the United States or a state thereof to the extent: (i) the Deposit Accounts of each such institution are insured by the Federal Deposit Insurance Corporation up to the legal limit; and (ii) each such institution has an aggregate capital and surplus of not less than One Hundred Million Dollars ($100,000,000);
(b)Investments in marketable obligations issued or fully guaranteed by the United States and maturing not more than one (1) year from the date of issuance;
(c)Investments in open market commercial paper rated at least “A1” or “P1” or higher by a national credit rating agency and maturing not more than one (1) year from the creation thereof;
(d)Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the Ordinary Course of Business of Borrower;
(e)Investments outstanding on the Closing Date and set forth on the Perfection Certificate;
(f)Investments (x) by Loan Parties in other Loan Parties and (y) by Borrower in Subsidiaries (other than the Reg. A Subsidiaries) not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year;
(g)Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the Ordinary Course of Business;

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(h)Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the Ordinary Course of Business; provided that this paragraph shall not apply to Investments of Borrower in any Subsidiary;
(i)Investments by the Borrower in any Reg. A Subsidiary made in the Ordinary Course of Business of Borrower for the sole purpose of such Reg. A Subsidiary paying the stated value to such Reg. A Subsidiary’s preferred shareholders; and
(j)other Investments aggregating not in excess of Five Hundred Thousand Dollars ($500,000) at any time.
“Permitted Liens” means any of the following:
(a)Liens of the Administrative Agent pursuant to this Agreement or the other Loan Documents;
(b)Liens outstanding on the date hereof and set forth on the Perfection Certificate delivered on the Closing Date (other than any Liens securing the Payoff Debt); provided that any Liens outstanding in favor of NYDIG securing the Debt under the NYDIG Facility shall be permitted to remain outstanding solely until the earlier of (i) the date of the payoff in full of the NYDIG Facility (including all Debt and other obligations thereunder) and (ii) October 1, 2025);
(c)Liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained in accordance with GAAP;
(d)pledges or deposits made in the Ordinary Course of Business (other than Liens imposed by ERISA) (i) in connection with workers’ compensation, payroll taxes, employment insurance, unemployment insurance, old-age pensions, or other similar social security legislation;
(e)Liens arising in the Ordinary Course of Business (such as Liens of carriers, warehousemen, mechanics, and materialmen) and other similar Liens imposed by law for sums not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained in accordance with GAAP;
(f)easements, zoning restrictions, rights of way, restrictions, encroachments, protrusions, minor defects or irregularities in title or other similar Liens which alone or in the aggregate do not interfere in any material way with the ordinary conduct of the business of the applicable Loan Party;
(g)Liens consisting of purchase money security interests for new equipment financing not to exceed the amount permitted under clause (b) of the definition of “Permitted Debt”; and
(h)Liens not otherwise permitted under this definition so long as the aggregate outstanding principal amount of the obligations secured thereby does not exceed Two Hundred Fifty Thousand Dollars ($250,000).
“Person” means and includes any individual, any partnership, any corporation, any business trust, any joint stock company, any limited liability company, any unincorporated association or any other entity and any domestic or foreign national, state or local government, foregoing.
“Platform” means Borrower’s proprietary online platform (available at https://www.angel.com/watch) and mobile app (commonly known as “Angel: TV & Movies”).
“Pledge Agreement” means the Pledge Agreement, dated as of the date hereof, by and among Administrative Agent, Parent and the Guarantors party thereto.

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“Potential Event of Default” means any event or circumstance, which, with the giving of notice or lapse of time or both, would become an Event of Default or any event that could reasonably be expected to cause a Material Adverse Change.
“Prime Rate” means, at any time the rate of interest noted in The Wall Street Journal, Money Rates section, as the “Prime Rate”. In the event that The Wall Street Journal quotes more than one rate, or a range of rates, as the Prime Rate, then the Prime Rate shall mean the average of the quoted rates. In the event that The Wall Street Journal ceases to publish a Prime Rate, then the Prime Rate shall be as announced by Administrative Agent.
“Pro Rata Share” means, with respect to:
(a)a Lender’s obligation to make Loans and the right to receive payments of interest, fees and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Commitments, by (ii) the Total Commitments, provided that if the Total Commitments have been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Loans and the denominator shall be the aggregate unpaid principal amount of the Loans, and
(b)all other matters (including, without limitation, the indemnification obligations arising under Section 5.7), the percentage obtained by dividing (i) the sum of the unpaid principal amount of such Lender’s portion of the Loans, by (ii) the sum of the aggregate unpaid principal amount of the Loans.
“Property” means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.
“Recurring Revenue” is the difference of (a) the Loan Parties’ committed recurring revenue determined in accordance with GAAP attributable to Loan Parties’ Subscription Revenue earned during the prior month pursuant to binding, written agreements which arise in the Ordinary Course of Business that are or may be due and owing from Account Debtors deemed acceptable to Administrative Agent in its sole discretion minus (b) any discounts, credits, reserves for bad debt, customer adjustments, payment processing fees, refunds, sales tax or other offsets; provided that Administrative Agent reserves the right at any time and from time to time to exclude and/or remove any Account, or portion thereof, from the definition of Recurring Revenue, in its sole discretion.
“Reg. A Information” means, for any month, a report in reasonable detail setting forth the amounts Invested by Borrower, and name of the Reg. A Subsidiary in receipt of such Investment, in each case, in accordance with clause (i) of the definition of “Permitted Investments”.
“Reg. A Subsidiaries” means each of Borrower’s Subsidiaries, formed from time to time (including after the Closing Date), for the primary purpose of raising capital under Regulation A of the Securities Act of 1933; provided that, a Subsidiary will no longer be a Reg. A Subsidiary for the purposes of this Agreement once all such Subsidiary’s preferred shareholders have redeemed their shares and the Borrower is the sole shareholder of such Subsidiary.  As of the Closing Date, the Reg. A Subsidiaries are: (i) ANGEL STUDIOS 001, INC., a Delaware corporation; (ii) ANGEL STUDIOS 002, INC., a Delaware corporation; (iii) ANGEL STUDIOS 003, INC., a Delaware corporation; (iv) ANGEL STUDIOS 004, INC., a Delaware corporation; (v) ANGEL STUDIOS 005, INC., a Delaware corporation; (vi) ANGEL STUDIOS 007, INC., a Delaware corporation; (vii) ANGEL STUDIOS 010, INC., a Delaware corporation; (viii) ANGEL STUDIOS 022, INC., a Delaware corporation; and (ix) ANGEL STUDIOS 024, INC., a Delaware corporation.
“Register” shall have the meaning provided in Section 8.18.
“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

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“Required Lenders” means Lenders (other than Defaulting Lenders) whose Pro Rata Shares (without giving effect to the Pro Rata Share of Defaulting Lenders) aggregate at least 50.1%; provided that such Lenders must include Administrative Agent (unless Administrative Agent is a Defaulting Lender).
“Responsible Officer” means each of the chief executive officer, the chief operating officer, the chief financial officer, president, treasurer, vice president of finance and the controller of Borrower, as well as any other officer or employee identified as an authorized officer in the corporate resolution delivered by Borrower to Administrative Agent in connection with this Agreement.
“Restricted License” means any license or other agreement with respect to which a Loan Party is the licensee and such license or agreement is material to such Loan Party’s business and that prohibits or otherwise restricts the Loan Parties from granting a security interest in the Loan Parties’ interest in such license or agreement or any other property.
“Secured Parties” means the Lenders, Administrative Agent, each other Indemnitee and any other holder of any Obligation.
“Securities Account” means any “securities account” as defined in the UCC with such additions to such term as may hereafter be made.
“Settlement Agreement” means that certain Settlement Agreement dated as of August 26, 2020, by and among the Studios and VidAngel, Inc.
“Solvent” with respect to any person or entity as of any date of determination, means that on such date (a) the present fair salable value of the property and assets of such person or entity exceeds the debts and liabilities, including contingent liabilities, of such person or entity, (b) the present fair salable value of the property and assets of such person or entity is greater than the amount that will be required to pay the probable liability of such person or entity on its debts and other liabilities, including contingent liabilities, as such debts and other liabilities become absolute and matured, (c) such person or entity does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts and liabilities, including contingent liabilities, beyond its ability to pay such debts and liabilities as they become absolute and matured, and (d) such person or entity does not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Southport” has the meaning provided in the definition of SPAC Merger Agreement.
“SPAC Merger Agreement” means that certain Agreement and Plan of Merger by and among Southport Acquisition Corporation, a Delaware corporation (and immediately after consummation of the deSPAC Transaction, Angel Studios, Inc., a Delaware corporation) (“Southport”), Sigma Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Southport (“Merger Sub”), and Parent, as in effect on the Closing Date.
“Studio Settlement Cash Collateral Deposit” means cash equal to Four Million Three Hundred Sixty Four Thousand Two Hundred Eighty Five Dollars and Ninety Two Cents ($4,364,285.92) maintained in an account of Borrower that is (a) subject to sub-clause (b), subject at all times to an Account Control Agreement and (b) to be used on or prior to October 1, 2025 for the sole purpose of repaying in full the Studio Settlement Payoff Amount.
“Studio Settlement Note” means that certain Promissory Note, dated as of September 30, 2020, issued by Angel Studios, Inc. (as successor to VidAngel, Inc.) in favor of the Studios.
“Studio Settlement Payoff Amount” shall have the meaning provided in the definition of Payoff Debt.

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“Studios” means, collectively, (a) Disney Enterprises, Inc., (b) Lucasfilm Ltd. LLC, (c) Twentieth Century Film Corporation, (d) Warner Bros. Entertainment Inc., (e) MVL Film Finance, LLC, (f) New Line Productions, Inc., and (g) Turner Entertainment Co.
“Subordinated Debt” means Debt incurred by a Loan Party which is subordinated to all of such Loan Party’s now or hereafter arising Debt to Administrative Agent and the Lenders pursuant to a Subordination Agreement (or, (a) in the case of the HBC Convertible Note and the Carere Convertible Note and subject to clause (c)(ii) of the definition of Permitted Debt, pursuant to the terms thereof and (b) in the case of the Wayfarer Convertible Note and subject to clause (c)(iii) of the definition of Permitted Debt, pursuant to the terms thereof).
“Subordination Agreement” means the Angel P&A Subordination Agreement, the Angel P&A Note Subordination Agreement, the Wayfarer Subordination Agreement and any other subordination, intercreditor, or other similar agreement in form and substance reasonably acceptable to Administrative Agent and the Lenders.
“Subscription Revenue” means the revenue received by the Loan Parties from the sale of subscription-video-on-demand services to the Platform to registered users of the Platform pursuant to the SVOD Model. Subscription Revenue shall exclude any and all other revenue of the Loan Parties, including, without limitation, revenue derived from any video monetization model other than the SVOD Model (e.g., TVOD, AVOD, FAST), revenue derived from advertising sales associated with the Platform, and revenue derived from theatrical distribution, licensing revenues, merchandise sales and “pay-it-forward” transactions.
“Subsidiary” as to any Person, means any corporation, partnership, limited liability company, joint venture, trust or estate of or in which more than fifty percent (50%) of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class of such corporation may have voting power upon the happening of a contingency), (b) the interest in the capital or profits of such partnership, limited liability company, or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of Parent.
“SVOD Model” means a video monetization model that charges registered users of the Platform recurring subscription payments to view the content permanently on the Platform.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges in the nature of a tax imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Total Commitments” means the sum of the amounts of the Lenders’ Commitments.
“Tranche A Loan” shall have the meaning provided in Section 2.1(b).
“Tranche B Loan” shall have the meaning provided in Section 2.1(b).
“Tranche B Loan Termination Date” is set forth on Schedule 1 hereto.
“Tranche B Milestone” is set forth on Schedule 1 hereto.
“Tranche C Loan” shall have the meaning provided in Section 2.1(b).
“Tranche C Loan Termination Date” is set forth on Schedule 1 hereto.

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“Tranche C Milestone” is set forth on Schedule 1 hereto.
“Tranche D Loan” shall have the meaning provided in Section 2.1(b).
“Tranche D Loan Termination Date” is set forth on Schedule 1 hereto.
“Tranche D Milestone” is set forth on Schedule 1 hereto.
“Transfer” means to convey, sell, lease, transfer, assign, or otherwise dispose of.
“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York; provided, however, in the event, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the security interest of Administrative Agent in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions relating to such attachment, perfection or priority and for purposes of definitions related to such provisions; provided, further, that the term “UCC” shall include Article 9 thereof as in effect on the Closing Date.
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.
“Warrant” means (a) each Warrant to Purchase Common Stock, dated as of the date hereof, issued by Parent in favor of a Lender and (b) any other warrant or warrants issued by Parent during the term of any Loans, in favor of a Lender to purchase securities of Parent.
“Wayfarer” means Wayfarer Studios LLC.
“Wayfarer Subordination Agreement” means that certain Subordination Agreement, dated as of the Closing Date, among the Administrative Agent, Parent and Wayfarer, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.
Article 2

THE LOANS
2.1The Loans.
(a)Subject to the terms and conditions of this Agreement, each Lender severally hereby agrees to make a Loan to the Borrower in a principal amount not to exceed the amount of such Lender’s Commitments.  If the aggregate outstanding principal amount of Loans at any time exceeds the Total Commitments, Borrower shall promptly repay such excess in full.  The Obligations of Borrower under this Agreement shall at all times be absolute and unconditional.  Borrower acknowledges and agrees that any obligation of any Lender to make any Loan hereunder is strictly contingent upon the satisfaction of the conditions set forth in Sections 2.4, 2.5, 2.6 and 2.7 (as applicable).  For each Loan, Borrower shall make (i) monthly payments of interest only in arrears at the Applicable Rate during the Interest Only Period and (ii) beginning on the Amortization Date, equal monthly payments on each subsequent Payment Date in an amount determined through a calculation fully amortizing the outstanding principal balance due under each Loan at the Applicable Rate over the period from the Amortization Date through (and including) the Maturity Date. For clarity, the payment schedule with respect to the Tranche A Loan as of the Closing Date is reflected in Exhibit A attached hereto, and

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Administrative Agent may update such payment schedule from time to time in accordance with the terms of the Loan Documents (as amended from time to time, the “Amortization Schedule”). In the event of any inconsistency between the Amortization Schedule and the terms of the Loan Documents (including this Section 2.1), the terms of the Loan Documents shall prevail. Borrower shall continue to comply with all of the terms and provisions hereof until all of the Obligations are paid and satisfied in full. After the Tranche D Loan Termination Date, no further Loans shall be available from Lender.
(b)The initial Advance hereunder, to be funded on the date hereof upon satisfaction of the conditions in Sections 2.4 and 2.5, shall be an amount equal to Forty Million Dollars ($40,000,000) (the “Tranche A Loan”).  Thereafter, (i) upon satisfaction of the conditions set forth in Section 2.4 and 2.6, Borrower may request an additional Advance in an amount equal to Twenty Million Dollars ($20,000,000) (the “Tranche B Loan”), (ii) upon satisfaction of the conditions set forth in Section 2.4 and 2.7, Borrower may request an additional Advance in an amount equal to Twenty Million Dollars ($20,000,000) (the “Tranche C Loan”), and (iii) upon satisfaction of the conditions set forth in Section 2.4 and 2.8, Borrower may request an additional Advance in an amount equal to Twenty Million Dollars ($20,000,000) (the “Tranche D Loan”).
(c)At the time of the Advance of the Tranche A Loan, Borrower will pay Administrative Agent and the Lenders for all reasonable and documented costs (excluding allocated in-house counsel fees and expenses) related to the Tranche A Loan including travel, UCC search, filing, insurance, and reasonable and documented legal costs (but limited to one primary counsel for the Administrative Agent, and its Affiliates and, if necessary, one local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and special counsel for each relevant specialty (and, in the case of an actual or perceived conflict of interest, where the party affected by such conflict, informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for each such affected person)) for the Tranche A Loan (the “Tranche A Documentation and Funding Fee”). At the time of any additional Advance of any Loans, Borrower will pay Administrative Agent and the Lenders for all reasonable and documented costs (excluding allocated in-house counsel fees and expenses) related to such additional Loans, including travel, UCC search, filing, insurance, and legal costs (but limited to one primary counsel for the Administrative Agent, and its Affiliates and, if necessary, one local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and special counsel for each relevant specialty (and, in the case of an actual or perceived conflict of interest, where the party affected by such conflict, informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for each such affected person)). The Tranche A Documentation and Funding Fee and any such additional costs (excluding allocated in-house counsel fees and expenses) due related to additional Loans shall be collectively referred to hereunder as “Documentation and Funding Fees.”
2.2Advances and Interest.
(a)All Loans requested by Borrower must be requested by 11:00 A.M. Arizona time, five (5) Business Days prior to the date of such requested Loan; provided that with respect to the Tranche A Loan on the Closing Date may be requested by Borrower by 11:00 A.M. Arizona time, one (1) Business Day prior to the Closing Date (or such shorter period as agreed

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by the Administrative Agent in writing in its sole discretion).  All requests or confirmations of requests for a Loan are to be in writing to Administrative Agent and may be sent by telecopy or facsimile transmission or by email provided that Administrative Agent shall have the right to require that receipt of such request not be effective unless confirmed via telephone with Administrative Agent.  Borrower may not request more than one (1) Loan per calendar month.  As express conditions precedent to Lender making each Loan to Borrower, Borrower shall deliver to Administrative Agent the documents, instruments and agreements required pursuant to Sections 2.4, 2.5, 2.6 or 2.7 (as applicable) of this Agreement (including, without limitation, the Loan Advance Request Form). Except as otherwise provided in this Section 2.2(a), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Commitments, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender’s obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender’s obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.
(b)The following amounts shall be deducted from each Loan advanced hereunder: (i) as to the Tranche A Loan advanced hereunder, the applicable Commitment Fee and the Tranche A Documentation and Funding Fee (ii) as to the Tranche B Loan advanced hereunder, the applicable Commitment Fee and the applicable Documentation and Funding Fees, (iii) as to the Tranche C Loan advanced hereunder, the applicable Commitment Fee and the applicable Documentation and Funding Fees and (iv) as to the Tranche D Loan advanced hereunder, the applicable Commitment Fee and the applicable Documentation and Funding Fees.
(c)Beginning on the date of each Advance, the unpaid principal balance of all advanced Loans and all other Obligations hereunder shall bear interest, subject to the terms hereof, at the Applicable Rate.  All payments shall be due to Administrative Agent on the applicable Payment Date, or if such day is not a Business Day, the next succeeding Business Day.  If Borrower fails to make a monthly payment due within five (5) Business Days after the date such payment is due, Administrative Agent, on behalf of the Lenders, shall have the right to require, upon its or Required Lenders’ election, Borrower to pay to Lender a late charge equal to five percent (5%) of the past due payment.  After the occurrence and during the continuance of an Event of Default hereunder, Administrative Agent, on behalf of the Lenders, shall have the right, upon its or Required Lenders’ written election, to increase the per annum effective rate of interest on all Loans and other amounts outstanding hereunder to a rate equal to 500 basis points in excess of the Applicable Rate (the “Default Rate”) until such time as the applicable Event of Default has been cured or waived hereunder.  All contractual rates of interest chargeable on outstanding Loans, shall continue to accrue and be paid even after default, maturity, acceleration, judgment, bankruptcy, insolvency proceedings of any kind or the happening of any event or occurrence similar or dissimilar.  In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto.  In the event that such court determines Lenders have charged or received interest hereunder in excess of the highest applicable rate, Administrative Agent, shall in its sole discretion and acting on behalf of the Lenders, apply and set off such excess interest received by Lenders against other Obligations

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hereunder due or to become due and such rate shall automatically be reduced to the maximum rate permitted by such law.
(d)Interest shall be computed on the basis of a 360-day year, and twelve 30-day months. For any partial month interest periods, interest will be charged for the actual number of days elapsed. In computing interest, (i) all payments received after 12:00 p.m. Arizona time on any day shall be deemed received at the opening of business on the next Business Day, and (ii) the date of the making of the Loans shall be included and the date of payment shall be excluded. Changes to the Applicable Rate based on changes to the Prime Rate, shall be effective as of the day immediately following the date of such change, and to the extent, of such change.
(e)Upon the occurrence and during the continuance of an Event of Default and/or the maturity of any portion of the Obligations, any moneys on deposit with Administrative Agent may, at the direction of the Required Lenders, be applied against the Obligations in such order and manner as Administrative Agent may elect or as may otherwise be required under this Agreement.
2.3Administrative Agent Accounts. Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iii) the amount of any sum received by Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
2.4Conditions Precedent to Each Advance. It shall be an express condition precedent to each Lender’s obligation to make an Advance of each Loan that (i) the representations and warranties contained in Section 4.1 shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects)  as of the date of such Advance (provided, however, that those representations and warranties expressly referring to another date shall be true and correct as of such other date), (ii) no Event of Default or Potential Event of Default shall have occurred and be continuing, (iii) receipt by Administrative Agent of an executed Loan Advance Request Form in the form of Exhibit D attached hereto, (iv) no circumstance shall exist that could reasonably be expected to have a Material Adverse Change, (v) all governmental and third party approvals necessary in connection with the Loan and this Agreement shall have been obtained and be in full force and effect, and (vi) Administrative Agent’s satisfaction, in Administrative Agent’s sole discretion, with the results of Administrative Agent’s due diligence investigation, including, without limitation, review of the financial statements of Borrower dated no more than thirty (30) days prior to the funding of such Advance.
2.5Conditions Precedent to the Tranche A Loan. It shall be an express condition precedent to a Lender’s obligation to make the Advance of the Tranche A Loan that Borrower shall provide or cause to be provided to Administrative Agent all of the following items:
(a)the amount of such Advance shall be equal to Forty Million Dollars ($40,000,000);
(b)UCC-1 financing statements designating each Loan Party, as debtor, and Administrative Agent, as secured party for the benefit of Lenders, for filing in the state of such

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Loan Party’s incorporation or formation, as applicable, the state of such Loan Party’s chief executive office, the place where such Loan Party transacts business or in any other state required by Administrative Agent with respect to all Collateral which may be perfected under the UCC by the filing of a UCC-1 financing statement, together with any other documents Administrative Agent deems necessary to evidence or perfect Administrative Agent’s security interest with respect to the Collateral;
(c)a certificate as to authorizing resolutions and Operating Documents of each Loan Party with specimen signatures, substantially in the form of Exhibit B;
(d)the Operating Documents of each Loan Party and good standing certificates from each of such Loan Party’s jurisdiction of organization and chief executive office location, and each jurisdiction in which such Loan Party is qualified to conduct business;
(e)[reserved];
(f)Subject to Section 4.2(y)(iii), insurance certificates evidencing that Parent, its Subsidiaries, and the Collateral are insured in accordance with the requirements of Section 4.2(q) hereof;
(g)a recent Lien search in each of the jurisdictions where Parent and each Subsidiary is organized and the assets of Parent and each Subsidiary are located, and such searches reveal no Liens on any of the assets of Parent or any Subsidiary, except for Permitted Liens;
(h)payment in full of the applicable Commitment Fee, the Good Faith Deposit, and the Tranche A Documentation and Funding Fees;
(i)a fully executed copy of this Agreement;
(j)the fully executed Warrant;
(k)the fully executed Participation Rights Agreement;
(l)the fully executed Account Control Agreements (together, the “Closing Date Account Control Agreements”) in respect of (i) the Deposit Account ending in *359 in the name of Borrower maintained with Silicon Valley Bank, a division of First-Citizens Bank & Trust Company, disclosed on the Perfection Certificate as of the date hereof and (ii) the Bitcoin Securities Account;
(m)fully executed copies of each Subordination Agreement;
(n)fully executed copies of each other Loan Document;
(o)a fully executed copy of the Custodial Agreement;
(p)a duly executed legal opinion of counsel to Borrower dated as of the Closing Date;

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(q)a copy of each applicable stockholders’ agreement, investors rights agreement, voting agreement, or other similar equity financing documents of Parent, and any amendments thereto;
(r)a completed Perfection Certificate for Parent and each of its Subsidiaries;
(s)each payoff letter executed by the applicable lender or creditor in respect of the Payoff Debt (other than in respect of the NYDIG Facility or the Studio Settlement Payoff Amount) together with a release of any Liens created in connection therewith on Borrower, its Subsidiaries and any of their assets and properties, in each case in form and substance satisfactory to Administrative Agent;
(t)evidence, satisfactory to Administrative Agent, in its sole discretion, that Borrower has received, since January 1, 2025 but on or prior to the Closing Date, net cash proceeds of at least Sixty-Five Million Dollars ($65,000,000) from the sale or issuance of Borrower’s Equity Securities on terms and conditions reasonably satisfactory to Administrative Agent; and
(u)such other documents and completion of such other matters as Administrative Agent may reasonably deem necessary and appropriate.
2.6Conditions Precedent to the Tranche B Loan. It shall be an express condition precedent to a Lender’s obligation to make the Advance of the Tranche B Loan that:
(a)the Advance under the Tranche B Loan shall occur on or prior to the Tranche B Loan Termination Date;
(b)the amount of such Advance shall be equal to Twenty Million Dollars ($20,000,000);
(c)Borrower shall have achieved the Tranche B Milestone;
(d)Borrower shall be in compliance with the financial covenant set forth in Section 4.2(w) immediately prior to and after giving pro forma effect to the making of the Tranche B Loan; and
(e)Administrative Agent shall have received payment in full of the applicable Commitment Fee and the Documentation and Funding Fee, in each case, which may be netted from the proceeds of the Tranche B Loan in the parties’ discretion.
2.7Conditions Precedent to the Tranche C Loan. It shall be an express condition precedent to a Lender’s obligation to make the Advance of the Tranche C Loan that:
(a)the Advance under the Tranche C Loan shall occur on or prior to the Tranche C Loan Termination Date;
(b)the amount of such Advance shall be equal to Twenty Million Dollars ($20,000,000);

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(c)Borrower shall have achieved the Tranche C Milestone;
(d)Borrower shall be in compliance with the financial covenant set forth in Section 4.2(w) immediately prior to and after giving pro forma effect to the making of the Tranche C Loan; and
(e)Administrative Agent shall have received payment in full of the applicable Commitment Fee and the Documentation and Funding Fee, in each case, which may be netted from the proceeds of the Tranche C Loan in the parties’ discretion.
2.8Conditions Precedent to the Tranche D Loan. It shall be an express condition precedent to a Lender’s obligation to make the Advance of the Tranche D Loan that:
(a)the Advance under the Tranche D Loan shall occur on or prior to the Tranche D Loan Termination Date;
(b)the amount of such Advance shall be equal to Twenty Million Dollars ($20,000,000);
(c)Borrower shall have achieved the Tranche D Milestone;
(d)Borrower shall be in compliance with the financial covenant set forth in Section 4.2(w) immediately prior to and after giving pro forma effect to the making of the Tranche D Loan; and
(e)Administrative Agent shall have received payment in full of the applicable Commitment Fee and the Documentation and Funding Fee, in each case, which may be netted from the proceeds of the Tranche D Loan in the parties’ discretion.
2.9Voluntary Prepayment. Borrower may prepay the Loans in whole but not in part, at any time, subject to payment of the premium set forth below (“Prepayment Premium”). The calculated pre-payment amount shall include the outstanding principal due under each Loan at the time of retirement, any partially accrued interest thereon, and a Prepayment Premium based on the following schedule:
(a)at any time during the Interest Only Period, the Prepayment Premium shall be equal to three percent (3.00%) of the principal amount of such Loans being repaid;
(b)at any time after the Interest Only Period, but on or before the first anniversary of the Amortization Date, the Prepayment Premium shall be equal to two percent (2.00%) of the principal amount of such Loans being repaid; and
(c)at any time after the first anniversary of the Amortization Date, but before the Maturity Date, the Prepayment Premium shall be equal to one percent (1.00%) of the principal amount of such Loans being repaid, provided however, if Borrower refinances the Loans with another credit facility from Trinity Capital Inc. prior to the Maturity Date, Administrative Agent and the Lenders shall waive the Prepayment Premium.

2.10Mandatory Prepayment.

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(a)If a Change of Control occurs or the Loans are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Administrative Agent, for the benefit of Lenders, an amount equal to the sum of: (i) all outstanding principal of the Loans plus accrued and unpaid interest thereon through the prepayment date, (ii) the Prepayment Premium, plus (iii) all other Obligations that are due and payable, including, without limitation, Administrative Agent Expenses and Lender’s Expenses and interest at the rate set forth in Section 2.2(c) with respect to any past due amounts.
(b)If at any time Liquidity is less than the Liquidity Level, Administrative Agent has the right to withdraw, or cause or direct the withdrawal of, all or any portion of the Loan Parties’ Bitcoin or other assets or property maintained or held in the Bitcoin Securities Account and sell such Bitcoin or other assets or property to prepay the Loans in whole or in part.
2.11End of Term Payment. On the Maturity Date or on the date of the earlier prepayment of the Loans by Borrower pursuant to Section 2.9 or Section 2.10 or acceleration of the balance of the Loans by Administrative Agent pursuant to Section 7.1, Borrower shall pay to Administrative Agent, for the benefit of Lenders, the End of Term Payment.
2.12Proceeds of Collateral. Following the occurrence and during the continuance of an Event of Default, upon the written notice of Administrative Agent, all proceeds from the Collateral shall be immediately delivered to Administrative Agent, at the direction of the Required Lenders, and Administrative Agent may apply such proceeds and payments to any of the Obligations in such order as Administrative Agent may decide in its sole discretion.
2.13Tax Matters.
(a)Withholding. Payments received by the Administrative Agent or a Lender from any Loan Party hereunder will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority (including any interest, additions to tax or penalties applicable thereto). Specifically, however, (i) if at any time any Governmental Authority, applicable law, regulation or international agreement requires a Loan Party to make any withholding or deduction from any such payment or other sum payable hereunder to the Administrative Agent or a Lender, and (ii) such Tax is an Indemnified Tax, such Loan Party hereby covenants and agrees that the amount due from such Loan Party with respect to such payment or other sum payable hereunder will be increased to the extent necessary to ensure that, after the making of such required withholding or deduction for Indemnified Taxes, the Administrative Agent or such Lender receives a net sum equal to the sum which it would have received had no withholding or deduction for Indemnified Taxes been required and such Loan Party shall pay the full amount withheld or deducted to the relevant Governmental Authority. The applicable Loan Party will, upon request, furnish the Administrative Agent with proof reasonably satisfactory to the Administrative Agent indicating that such Loan Party has made such withholding payment. The agreements and obligations of the Loan Parties contained in this Section 2.13 shall survive the termination of this Agreement.
(b)The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

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(c)The Loan Parties shall indemnify each Lender and Administrative Agent, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.13) payable or paid by such Lender or Administrative Agent, or required to be withheld or deducted from a payment to such Lender or Administrative Agent, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The relevant Lender or Administrative Agent shall notify the applicable Loan Party of the imposition of any Indemnified Tax reasonably promptly after becoming aware of the imposition of such Tax.  A certificate as to the amount of such payment or liability delivered to a Loan Party by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(d)Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Loan Parties have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 8.18 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.13(d).
(e)As soon as practicable after any payment of Taxes by a Loan Party to a Governmental Authority pursuant to this Section 2.13, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f)If any Lender or the Administrative Agent determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes as to which it has been indemnified pursuant to Section 2.13 (including by the payment of additional amounts pursuant to Section 2.13(a)), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under Section 2.13 with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnifying party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall promptly repay to such indemnified party the amount paid over pursuant to this Section 2.13(f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.13(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.13(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.13(f) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(g)

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(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to any payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.13(g)(ii)(A), (ii)(B), (ii)(D) and (ii)(E) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing,
(A)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) copies of executed Internal Revenue Service (“IRS”) Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding;
(B)any lender that is not a U.S. Person (a “Non-U.S. Lender”) shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(a)in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments of interest under any Loan Document, copies of executed IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(b)copies of executed IRS Form W-8ECI (or any successor form);
(c)in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of

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the Code (a “U.S. Tax Compliance Certificate”) and (y) copies of executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form); or
(d)to the extent a Non-U.S. Lender is not the beneficial owner, copies of executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner;
(C)any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower or the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made;
(D)each Lender and the Administrative Agent shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to (i) comply with their obligations under FATCA and (ii) determine whether such Lender (or the Administrative Agent, as applicable) has complied with such Lender’s (or the Administrative Agent’s, as applicable) obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement; and
(E)the Administrative Agent, and any successor or supplemental Administrative Agent, shall deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or prior to the date on which the Administrative Agent becomes the administrative agent hereunder or under any other Loan Document (and from time to time thereafter upon the reasonable request of the Borrower) executed copies of either (i) IRS Form W-9 (or any successor form) or (ii) a U.S. branch withholding certificate on IRS Form W-8IMY (or any successor form) evidencing its agreement with the Borrower to be treated as a U.S. Person (with respect to amounts received on account of any Lender) and IRS Form W-8ECI (with respect to amounts received on its own account), with the effect that, in either case, the Borrower will be entitled to make payments hereunder to the Administrative Agent without withholding or deduction on account of U.S. federal withholding Tax.

Each Lender and the Administrative Agent agrees that if any documentation it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update and deliver such form or certification to the Borrower and the Administrative Agent or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so.

(h)For the avoidance of doubt, the term “applicable law” includes FATCA.
(i)The agreements and obligations of the Loan Parties contained in this Section 2.13 shall survive the termination of this Agreement, the resignation and/or replacement of the Administrative

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Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.
(j)Borrower and the Lenders hereby acknowledge and agree that, for U.S. federal income tax purposes, the issue price (within the meaning of Section 1273(b) of the Code) of the Loan will be determined pursuant to Section 1272 through 1275 of the Code and the Treasury Regulations thereunder, including Section 1.1273-2(h)(1) of the Treasury Regulations.
2.14Apportionment of Payments. All payments of principal and interest in respect of outstanding Loans, all payments of fees and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares, or as otherwise provided herein.
2.15Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:
(a)Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.
(b)Administrative Agent shall not be obligated to transfer to such Defaulting Lender any payments made by the Loan Parties to Administrative Agent for such Defaulting Lender’s benefit, and, in the absence of such transfer to such Defaulting Lender, the Administrative Agent shall transfer any such payments to each other non-Defaulting Lender ratably in accordance with their Pro Rata Shares (without giving effect to the Pro Rata Shares of such Defaulting Lender) (but only to the extent that such Defaulting Lender’s Loans were funded by the other Lenders).
(c)The operation of this Section shall not be construed to increase or otherwise affect the Commitments of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by the Loan Parties of their duties and obligations hereunder to Administrative Agent or to the Lenders other than such Defaulting Lender.
Article 3

CREATION OF SECURITY INTEREST; COLLATERAL
3.1Grant of Security Interests.  Each Loan Party grants to Administrative Agent, for the benefit of the Lenders, a valid, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment of any and all Obligations and in order to secure prompt, full and complete performance by the Loan Parties of each of their covenants and duties under each of the Loan Documents. The “Collateral” shall mean and include all right, title, interest, claims and demands of the Loan Parties in the following:
(a)all goods (and embedded computer programs and supporting information included within the definition of “goods” under the UCC) and equipment now owned or hereafter acquired, including all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles (including motor vehicles and trailers), and other equipment and any interest in

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any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;
(b)all inventory now owned or hereafter acquired, including all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of such Loan Party’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and such Loan Party’s books relating to any of the foregoing;
(c)all contract rights and general intangibles (including Intellectual Property), now owned or hereafter acquired, including goodwill, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, software, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payment intangibles, commercial tort claims, payments of insurance and rights to payment of any kind, including, without limitation, all of such Loan Party’s right, title and interest in and to each and every film, the scenario, screenplay or script upon which film is based, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of such Loan Party;
(d)all rights to distribute, sell, rent, license the exhibition of and otherwise exploit and turn to account each film that any Loan Party currently possesses or hereafter acquires and/or licenses any interest in, together with any motion picture rights in and to the story, other literary material upon which each such film is based or from which it is adapted, and said music and musical compositions used or to be used in each film;
(e)all tangible personal property relating to each film that any Loan Party that any Loan Party currently possesses or hereafter acquires or licenses any interest in, including, without limitation, all exposed film, developed film, positives, negatives, prints, positive prints, answer prints, special effects, preparing materials (including interpositives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, and all other forms of pre-print elements), sound tracks, cutouts, trims, master tapes and any and all other physical properties of every kind and nature relating to such film, whether in completed form or in some state of completion, and all masters, duplicates, drafts, versions, variations and copies of each thereof, in all formats whether on film, videotape, disk or otherwise and all music sheets and promotional materials relating to such film (collectively, the “Physical Materials”);
(f)all statutory copyrights, domestic and foreign, obtained or to be obtained on each film Party that any Loan Party currently possesses or hereafter acquires or licenses any interest in, together with any and all copyrights obtained or to be obtained in connection with each film or any underlying or component elements of each film, including, in each case without limitation, all copyrights on the property described in subparagraphs (c) through (f) inclusive of this definition, together with the right to copyright (and all rights to renew or extend such

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copyrights) and the right to sue in the name of any of the Loan Parties for past, present and future infringements of copyright;
(g)all now existing and hereafter arising Accounts, contract rights, royalties, license rights, license fees and all other forms of obligations owing to such Loan Party arising out of the sale or lease of goods, the licensing of technology or the rendering of services by such Loan Party (subject, in each case, to the contractual rights of third parties to require funds received by such Loan Party to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by such Loan Party and such Loan Party’s books relating to any of the foregoing;
(h)all documents, cash, Deposit Accounts, letters of credit and letters of credit rights (whether or not the letter of credit is evidenced by a writing) and other supporting obligations, certificates of deposit, instruments, promissory notes, chattel paper (whether tangible or electronic) and investment property, including all securities (other than securities in the form of the Equity Securities of any Reg. A Subsidiary), whether certificated or uncertificated, security entitlements, Securities Accounts (including the Bitcoin Securities Account), commodity contracts and commodity accounts, and all Bitcoin and other financial assets held in any Securities Account or otherwise, wherever located, now owned or hereafter acquired and such Loan Party’s books relating to the foregoing; and
(i)to the extent not covered by clauses (a) through (h), all other personal property of such Loan Party, whether tangible or intangible, and any and all rights and interests in any of the above and the foregoing and, any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property and all of such Loan Party’s books and records related to any items of other Collateral.
3.2After-Acquired Property.  If any Loan Party shall at any time acquire a commercial tort claim, as defined in the UCC, where the amount of damages claimed by the applicable Loan Party is greater than Two Hundred Fifty Thousand Dollars ($250,000), Borrower shall promptly notify Administrative Agent in writing signed by Borrower of the brief details thereof and grant to Administrative Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Administrative Agent.
3.3Location and Possession of Collateral.  The Collateral is and shall remain in the possession of a Loan Party at its location as set forth in the Perfection Certificate (the “Permitted Locations”) or as otherwise approved by Administrative Agent in its sole discretion in writing ten (10) days prior to relocation and, in the event that the Collateral at any new location is valued in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate, at Administrative Agent’s election, such bailee or landlord, as applicable, must execute and deliver a bailee waiver or landlord waiver, as applicable, in form and substance reasonably satisfactory to Administrative Agent prior to the addition of any new offices or business locations, or any such storage with or delivery to any such bailee, as the case may be.  The Loan Parties shall remain in full possession, enjoyment and control of the Collateral (except only as may be otherwise required by Administrative Agent for perfection of the security interests therein created hereunder) and so long as no Event of Default has occurred and is continuing, shall be entitled to manage, operate and use the same and each part thereof with the rights and franchises appertaining

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thereto; provided that the possession, enjoyment, control and use of the Collateral shall at all times be subject to the observance and performance of the terms of this Agreement.

3.4Delivery of Additional Documentation Required.  The Loan Parties shall from time to time execute and deliver to Administrative Agent, at the request of Administrative Agent, all financing statements, copyright security agreements, and other documents Administrative Agent may reasonably request, in form satisfactory to Administrative Agent, to perfect and continue Administrative Agent’s perfected security interests in the Collateral and in order to consummate fully all of the transactions contemplated under the Loan Documents.
3.5Right to Inspect.  Administrative Agent (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower’s usual business hours, to inspect Parent and Subsidiaries’ assets and properties and examine and make abstracts from any of its and its Subsidiaries’ books and records and to make copies thereof and to inspect, test, and appraise the Collateral in order to verify the Loan Parties’ financial condition or the amount, condition of, or any other matter relating to, the Collateral, it being agreed that when no Event of Default is continuing, there shall not be more than two (2) such inspections per year.
3.6Intellectual Property.  Borrower shall notify Administrative Agent before the federal registration or filing by any Loan Party of any copyright or copyright application and shall promptly execute and deliver to Administrative Agent any grants of security interests in same, in form acceptable to Administrative Agent, to file with the United States Copyright Office.  In addition, Borrower shall deliver to Administrative Agent within forty-five (45) days after the end of each calendar quarter, a report (each, a “Patent and Trademark Report”) reflecting the copyright and copyright applications, patents, patent applications, trademarks and trademark applications that were registered or filed (or acquired or exclusively licensed) by any Loan Party during such quarter and shall promptly execute and deliver to Administrative Agent, on behalf of the Lenders, any grants of security interests in same, in form acceptable to Administrative Agent, to file with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.
3.7Protection of Intellectual Property.  Borrower shall and shall cause its Subsidiaries to:
(a)protect, defend and maintain the validity and enforceability of its Intellectual Property and promptly advise Administrative Agent in writing of material infringements;
(b)not allow any Intellectual Property material to Borrower’s or its Subsidiaries business (as a whole) to be abandoned, forfeited or dedicated to the public without Administrative Agent’s written consent;
(c)provide written notice to the Administrative Agent within ten (10) days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public); and
(d)take such commercially reasonable steps as  Administrative Agent requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License to be deemed “Collateral” and for Administrative Agent to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (ii) Administrative Agent to have the ability in the event of a liquidation of any Collateral to dispose of such

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Collateral in accordance with the Administrative Agent’s rights and remedies under this Agreement and the other Loan Documents.
3.8Bitcoin Securities Account and Account Control Agreement.  Borrower has transferred and will hereafter transfer promptly upon acquisition thereof all Bitcoin owned by it to the Bitcoin Securities Account, and such Bitcoin constitute and shall constitute at all times financial assets (as defined in the UCC) maintained in the Bitcoin Securities Account by Custodian as securities intermediary (as defined in the UCC), and Borrower’s rights and property interests with respect to such Bitcoin shall constitute securities entitlements (as defined in the UCC). Borrower covenants and agrees that it will take all actions necessary or requested by the Administrative Agent, to ensure that the Administrative Agent, for the ratable benefit of the Lenders, has and will at all times have exclusive “control” (within the meaning of Section 9-106 of the UCC) over all property and assets maintained in such Bitcoin Securities Account, including, without limitation, all Bitcoin, and the Custodian or such other intermediary shall comply only with the instructions originated by the Administrative Agent without further consent of Borrower. Borrower covenants and agrees that it will take all necessary actions or actions requested by the Administrative Agent to ensure that the Administrative Agent has a perfected first priority security interest in and Lien on all Bitcoin related thereto and all other assets and property held or maintained in such Bitcoin Securities Account. Borrower agrees that it shall not establish and/or maintain any replacement Account without the prior written consent of the Administrative Agent and the Lenders and, if such written consent is granted, any replacement Account shall be subject to an Account Control Agreement in form, scope and substance satisfactory to the Administrative Agent and the Lenders. Borrower acknowledges and agrees that: (a) the Bitcoin Securities Account shall be a fully blocked Account granting the Administrative Agent exclusive “control” (within the meaning of Section 9-106 of the UCC) over the property to be maintained therein, and Borrower shall have no rights to transfer any assets or property out of the Bitcoin Securities Account; and (b) the Administrative Agent shall have all rights to withdraw or cause the sale or other transfer of assets and property out of the Bitcoin Securities Account as set forth in the Account Control Agreement, any note and herein.
Article 4

REPRESENTATIONS, WARRANTIES AND COVENANTS
4.1Representations and Warranties.  Each Loan Party hereby warrants, represents and covenants, on behalf of itself and its Subsidiaries (excluding any Reg. A Subsidiaries) that:
(a)such Loan Party and each Subsidiary is duly organized, validly existing and in good standing under the laws of the state set forth in the Perfection Certificate.  Each Loan Party and each Subsidiary is duly qualified to do business and is in good standing in every other jurisdiction where the nature of its business requires it to be qualified, except where failure to be so qualified would not result in a Material Adverse Change, and is not subject to any bankruptcy, insolvency or other similar proceedings.  Each Loan Party’s and each Subsidiary’s chief executive office, principal place of business and the place where such Loan Party maintains its records concerning the Collateral are located at the addresses set forth in the Perfection Certificate. The Collateral is presently located at the address set forth on the Perfection Certificate or as otherwise agreed by Administrative Agent pursuant to Section 3.3;

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(b)Each Loan Party and each Subsidiary has full power, authority and legal right to execute, deliver and perform each Loan Document to which it is a party, and the execution, delivery and performance hereof and thereof have been duly authorized by all necessary action;
(c)Each Loan Document has been duly executed and delivered by each Loan Party and each constitutes a legal, valid and binding obligation of each Loan Party and each Subsidiary party thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors’ rights generally and general equitable principles;
(d)The execution, delivery and performance of the Loan Documents (i) is not in contravention of any material agreement or indenture by which any Loan Party or any Subsidiary is bound, or by which its properties may be affected, (ii) does not require any shareholder approval, or any approval or consent of, or filing or registration with, any governmental body or regulatory authority or agency (other than the filing of UCC financing statements and filings with the United States Patent and Trademark Office and United States Copyright Office, in connection with the registration of the security interest granted hereunder), or any approval or consent of any trustees or holders of any of its indebtedness or obligations, unless such approval or consent has been obtained and (iii) does not contravene any law, regulation, judgment or decree applicable to it or its Operating Documents;
(e)None of any Loan Party nor any Subsidiary is a “bank holding company” or a direct or indirect subsidiary of a “bank holding company” as defined in the Bank Holding Company Act of 1956, as amended, and Regulation Y thereunder of the Board of Governors of the Federal Reserve System.  No Loan Party is an “investment company” or a company controlled by an “investment company” under the Investment Company Act of 1940.  None of any Loan Party nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) and no proceeds of any Loan will be used to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock;
(f)To each Loan Party’s Knowledge, the Loan Parties and each Subsidiary is in compliance with all requirements of law and orders, rules or regulations of any regulatory authority and no such requirement applicable to Borrower or any Subsidiary or any item of Collateral could reasonably be expected to cause a Material Adverse Change;
(g)Each Loan Party is the owner and holder of all right, title and interest in and to the Collateral (other than the right, title and interests granted under the Permitted Liens), and none of the Loan Parties have assigned or pledged and each Loan Party hereby covenants that it will not assign or pledge, so long as this Agreement shall remain in effect, the whole or any part of the rights in the Collateral hereby and thereby assigned, to anyone other than Administrative Agent, its designee, its successors or assigns, other than Permitted Liens;
(h)Each Loan Party has good and marketable title to the Collateral, and the Collateral is free and clear of all Liens, claims and encumbrances, other than Permitted Liens;

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(i)Borrower has delivered to Administrative Agent copies of the most recent annual reviewed financial statements and most recent monthly and quarterly unaudited financial statements required to be delivered pursuant to Section 4.2(f) hereof, or as may hereafter be delivered in connection with the Loans (the “Financial Statements”). Since the date of the last Financial Statement provided to Administrative Agent, no event has occurred which would have a Material Adverse Change on Parent or any Subsidiary.  The Financial Statements are true and correct and fairly present the financial condition of Parent and its Subsidiaries;
(j)No default or event of default has occurred and is continuing under or with respect to any material contractual obligation, loan or indenture of any Loan Party or any Subsidiary;
(k)Except as set forth on the Perfection Certificate delivered on the Closing Date, no action, suit, litigation, or proceeding of or before any arbitrator or governmental or regulatory authority is pending or, to the Knowledge of any Loan Party threatened, by or against such Loan Party, any Subsidiary or against any of their property or assets, which action, suit, litigation or proceeding could, individually or in the aggregate, be reasonably expected to result in a Material Adverse Change;
(l)To each Loan Party’s Knowledge, no facilities or properties leased or operated by the Loan Parties contains any “hazardous materials” in amount or concentrations that could constitute a violation of any federal, state or local law, rule, regulation, order or permit (the “Environmental Laws”).  No Loan Party has received notice of any suspected or actual violations of any Environmental Laws and the Loan Parties’ business has been operated in conformity with all Environmental Laws;
(m)Parent has no Subsidiaries other than those listed on the Perfection Certificate. Neither any Loan Party nor any Subsidiary has done business under any name other than that specified on the Perfection Certificate;
(n)To each Loan Party’s Knowledge, as of the date hereof and at all times throughout the term of this Agreement, including after giving effect to any transfers of interests permitted pursuant to the Loan Documents, (a) none of the funds or other assets of Parent, its Subsidiaries, any of their Affiliates constitute (or will constitute) property of, or are (or will be) beneficially owned, directly or indirectly, by any Blocked Person; (b) no Blocked Person has (or will have) any interest of any nature whatsoever in any Loan Party, in their Affiliates, with the result that the investment in the respective party (whether directly or indirectly), is prohibited by applicable law or the Loans are in violation of applicable law; and (c) none of the funds of any Loan Party, or of their Affiliates have been (or will be) derived from any unlawful activity with the result that the investment in the respective party (whether directly or indirectly), is prohibited by applicable law or the Loans are in violation of applicable law;
(o)To each Loan Party’s Knowledge, the Property and Equipment of the Loan Parties and the Collateral are insured with financially sound and reputable insurance companies in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Loan Parties operate and, otherwise in compliance with Section 4.2(q).  The Perfection Certificate

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sets forth a description of all insurance maintained by or on behalf of the Loan Parties.  Each insurance policy listed on the Perfection Certificate is in full force and effect and all premiums in respect thereof that are due and payable have been paid;
(p)To each Loan Party’s Knowledge, the Loan Parties own, or is licensed to use, all Intellectual Property necessary for the conduct of their business as currently conducted or proposed to be conducted.  No material claim has been asserted and is pending by any other person or entity challenging the use, validity or effectiveness of any Intellectual Property, nor does any Loan Party have Knowledge of any basis for any such claim;
(q)Parent and each Subsidiary has filed all federal, state and other tax returns that are required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties, and all other taxes, fees or other charges imposed on it or any of its property by any governmental or regulatory authority except if such taxes, assessments, deposits and contributions do not, individually or in the aggregate, exceed Fifty Thousand Dollars ($50,000).  No tax Liens have been filed, and, to the Knowledge of each Loan Party, no claim is being asserted, with respect to any such tax, fee or other charge. No Loan Party nor any Subsidiary is a party to any tax sharing agreement;
(r)This Agreement creates in favor of Administrative Agent, for the benefit of the Lenders, a legal, valid and continuing and enforceable security interest in the Collateral, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principles of equity.  To the Knowledge of each Loan Party, upon Administrative Agent filing UCC-1 financing statements with the central filing location in the state of such Loan Party’s formation or incorporation and/or the State of such Loan Party’s chief executive office and/or the obtaining of “control” (as defined under the UCC) through an Account Control Agreement or otherwise, Administrative Agent, for the benefit of the Lenders, will have a perfected first priority Lien on and security interest in the Collateral;
(s)Parent and its Subsidiaries are (on a consolidated basis), and after giving effect to the incurrence of the debt evidenced by this Agreement and all obligations hereunder will be, Solvent;
(t)(i) The Perfection Certificate lists all of the Loan Parties and each Subsidiary’s Intellectual Property, including patents and pending applications, registered trademarks and pending applications, registered domain names, registered copyrights and pending applications and material Intellectual Property licenses owned by the Loan Parties and each Subsidiary; (ii) all of the Loan Parties’ and each Subsidiary’s Intellectual Property is valid, subsisting, unexpired and enforceable and has not been abandoned; (iii) except as described on the Perfection Certificate, each Loan Party and each Subsidiary is the exclusive owner of all right, title and interest in and to, or has the right to use, all of such Loan Party’s or Subsidiary’s Intellectual Property; (iv) consummation and performance of this Agreement will not result in the invalidity, unenforceability or impairment of any of such Loan Party’s or any Subsidiary’s Intellectual Property, or in default or termination of any material Intellectual Property license of such Loan Party or any Subsidiary; (v) except as described on the Perfection Certificate, there are no outstanding holdings, decisions, consents, settlements, decrees, orders, injunctions, rulings or

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judgments that would limit, cancel or question the validity or enforceability of any of any Loan Party’s or any Subsidiary’s Intellectual Property or such Loan Party’s or such Subsidiary’s rights therein or use thereof; (vi) to each Loan Party’s Knowledge, except as described on the Perfection Certificate, the operation of each Loan Party’s and each Subsidiary’s business and each Loan Party’s or such Subsidiary’s use of Intellectual Property in connection therewith, does not infringe or misappropriate the intellectual property rights of any other person or entity; (vii) except as described in the Perfection Certificate, no action or proceeding is pending or, to each Loan Party’s Knowledge, threatened (1) seeking to limit, cancel or question the validity of any of any Loan Party’s or any Subsidiary’s Intellectual Property, (2) which, if adversely determined, could be reasonably expected to cause a Material Adverse Change on the value of any such Intellectual Property or (3) alleging that any such Intellectual Property, or any Loan Party’s or such Subsidiary’s use thereof in the operation of its business, infringes or misappropriates the intellectual property rights of any person or entity and (viii) to each Loan Party’s Knowledge, there has been no Material Adverse Change on any Loan Party’s or any Subsidiary’s rights in its material trade secrets as a result of any unauthorized use, disclosure or appropriation by or to any person, including each Loan Party’s and each Subsidiary’s current and former employees, contractors and agents;
(u)The Physical Materials held by the Borrower or its Subsidiaries are sufficient to permit the Borrower or its Subsidiaries, as applicable, to fully exploit their rights in such films and to perform all of their material obligations under all distribution and license agreements to which they are a party.  To the best of the applicable Borrower or Subsidiary’s knowledge, all films in which such Borrower or Subsidiary has an interest do not violate or infringe upon any copyright, right of privacy, trademark, patent, trade name, performing right or any literary, dramatic, musical, artistic, personal, private, several, care, contract or copyright right or any other right of any Person or contain any libelous or slanderous material other than to an extent which either would not have a Material Adverse Change or for which coverage is provided in existing insurance policies.  Except as disclosed to the Lenders, as of the date hereof, there is no claim, suit, action or proceeding pending or, to the best of each Borrower and Subsidiary’s knowledge, threatened against any Borrower or Subsidiary that involves a claim of infringement of any copyright with respect to any film in which any Loan Party owns or has licensed any rights or interests and no Borrower or Subsidiary has knowledge of any existing infringement by any other Person of any copyright held by any Borrower or Subsidiary with respect to any such film which, if adversely determined, would have a significant likelihood of having a Material Adverse Change;
(v)Each Loan Party has sufficient right, title and interest in each film in which any Loan Party owns or has licensed any rights or interests to enable it to enter into and perform in all material respects all of the distribution and license agreements to which it is a party relating to such film and other agreements generating receivables and accounts receivable reflected on the most recent balance sheet delivered in accordance with Section 4.2(f); and
(w)Borrower has disclosed on the Perfection Certificate all agreements, instruments and corporate or other restrictions to which each Loan Party and each Subsidiary is subject, and all other matters to Borrower’s Knowledge that, individually or in the aggregate, could reasonably be expected to cause a Material Adverse Change.  No statement or information contained in this Agreement or any document or certificate executed or delivered, or hereafter

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delivered, in connection with this Agreement or the Loans contains or will contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.
4.2Affirmative Covenants of each Loan Party.  Each Loan Party shall, and shall cause each of its Subsidiaries (excluding any Reg. A Subsidiaries) to, do all of the following, so long as any of the Loan Documents remain outstanding:
(a)maintain its corporate existence and its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to cause a Material Adverse Change;
(b)maintain in force all licenses, approvals, agreements and Governmental Approvals, the loss of which could reasonably be expected to cause a Material Adverse Change;
(c)comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could reasonably be expected to cause a Material Adverse Change;
(d)if required by applicable law, pay and discharge or cause to be paid and discharged, all sales, use, rental and personal property or similar taxes and fees (excluding any taxes on any Lender’s net income) which arise and are due prior to each Advance in connection with the Collateral;
(e)assist Administrative Agent in obtaining and filing UCC-1 financing statements against the Collateral and obtaining Account Control Agreements to the extent required hereunder;
(f)deliver the following to Administrative Agent:
(i)	as soon as available, but no later than thirty (30) days (or such later date as Administrative Agent agrees in writing in its sole discretion) after the last day of each month, except as otherwise noted below:
(A)	unaudited financial statements pertaining to the results of operations for the month then ended covering the consolidated operations of Parent and its Subsidiaries for such month and certified as true and correct by a Responsible Officer of Parent, consisting of a consolidated and consolidating balance sheet, income statement and cash flow statement, prepared in accordance with GAAP applied on a consistent basis;
(B)	an updated Perfection Certificate to reflect any amendments, modifications and updates to certain information in the Perfection Certificate after the Closing Date to the extent such amendments, modifications and updates are permitted by one or more specific provisions in this Agreement; provided, that any information contained in the Perfection Certificate related to Intellectual Property

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shall only be required to be updated within forty-five (45) days after the end of each calendar quarter (or such later date as the Administrative Agent agrees in writing in its sole discretion);
(C)	together with the monthly financial reports, reports as to the following, in a form acceptable to Administrative Agent: Reg. A Information, accounts receivable aging, accounts payable aging, and primary key performance indicators (including, without limitation, gross churn, LTV and LTV/CAC) and any other key performance indicators required by Parent’s board of directors or Administrative Agent, in each case, in form and substance satisfactory to Administrative Agent;
(D)	report of current cash and cash equivalents balances of Parent and its Subsidiaries for such month (the “Cash Report”), which report shall identify unrestricted cash and cash equivalents and restricted cash and cash equivalents and provide a breakdown thereof, including a breakdown of whether such amounts are held in Deposit Accounts or Securities Accounts subject to an Account Control Agreement;
(E)	copies of any material Governmental Approvals obtained by any Loan Party or any of its Subsidiaries;
(F)	written notice of the commencement of, and any material development in, the proceedings contemplated by Section 4.2(i) hereof;
(G)	a duly completed Compliance Certificate signed by a Responsible Officer of Borrower, certifying that as of the end of such month each Loan Party was in full compliance with all of the terms and conditions of this Agreement;
(H)	any material updates to any litigation or governmental proceedings required to be notified by the Loan Parties in accordance with Section 4.2(i)(B);
(I)	written notice of all returns, recoveries, disputes and claims regarding Inventory that involve more than One Hundred Thousand Dollars ($100,000) individually or in the aggregate in any calendar year; and
(J)	an updated report identifying all Bitcoin owned or acquired during such calendar month, together with a complete listing of all Bitcoin owned and acquired during the term of this Agreement, together with such other information as the Administrative Agent or the Lenders may request, and evidence satisfactory to the Administrative Agent and the Lenders that all such Bitcoin has been transferred to the Bitcoin Securities Account;

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(ii)	within thirty (30) days (or such later date as Administrative Agent agrees in writing in its sole discretion) after the end of each fiscal quarter, a copy of Parent’s capitalization table, as of the last day of the fiscal quarter then ended;
(iii)	within one hundred eighty (180) days (or such later date as the Administrative Agent agrees in writing in its sole discretion) following the end of each fiscal year, a copy of Parent’s annual, audited financial statements consisting of a consolidated and consolidating balance sheet, income statement and cash flow statement prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year and presenting fairly the Loan Parties’ financial condition as at the end of that fiscal year and the results of its operations for the twelve (12) month period then ended and certified as true and correct by Parent’s chief financial officer (“Annual Financial Statements”), together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Administrative Agent in its reasonable discretion; provided, however, if Parent’s board of directors does not require audited Annual Financial Statements for any fiscal year, Parent may instead deliver company prepared Annual Financial Statements to Administrative Agent within sixty (60) days of such fiscal year end and Administrative Agent shall waive the opinion requirement in connection therewith for such fiscal year only;
(iv)	within thirty (30) days (or such later date as Administrative Agent agrees in writing in its sole discretion) of its completion, a copy of Parent’s most recent 409A valuation report;
(v)	within thirty (30) days (or such later date as Administrative Agent agrees in writing in its sole discretion) of the effective date or filing date thereof, a copy of any amendment to any Loan Party’s Operating Documents;
(vi)	as requested by Administrative Agent, have Parent’s chief financial or chief operating officer participate in monthly management update calls with Administrative Agent to discuss such information about the operations and financial condition of the business of the Loan Parties as Administrative Agent shall reasonably inquire into, at such times reasonably scheduled by Administrative Agent;
(vii)	[reserved]; and
(viii)deliver such other financial information as Administrative Agent shall reasonably request from time-to-time.
(g)deliver to Administrative Agent within ten (10) days after approval by Parent’s board of directors, and in any event no later than within thirty (30) days after the end of each fiscal year of Parent (or such later dates as the Administrative Agent agrees in writing in its

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sole discretion), annual operating budgets and financial projections approved by Parent’s board of directors, in a form acceptable to Administrative Agent;
(h)deliver to Administrative Agent from and after such time as Parent becomes a publicly reporting company, promptly as they are available and in any event: (i) at the time of filing of Parent’s Form 10-K with the Securities and Exchange Commission after the end of each fiscal year of Parent, the financial statements of Parent filed with such Form 10-K; and (ii) at the time of filing of Parent’s Form 10-Q with the Securities and Exchange Commission after the end of each of the first three fiscal quarters of Parent, the consolidated financial statements of Parent filed with such Form 10-Q; provided that to the extent the foregoing documents are included in materials otherwise filed with the Securities and Exchange Commission, such documents shall be deemed to have been delivered on the date on which Parent posts such documents, or provides a link thereto, on Parent’s website;
(i)deliver to Administrative Agent (A) promptly upon becoming available, copies of all statements, reports and notices sent or made available generally by Parent to its security holders and (B) as soon as possible, written notice of any litigation or governmental proceedings pending or threatened (in writing) against any Loan Party or any of their Subsidiaries, which could reasonably be expected to result in damages or costs to any Loan Party or any of their Subsidiaries in excess of Five Hundred Thousand Dollars ($500,000);
(j)deliver the following to Administrative Agent: (i) as of the date of each Compliance Certificate, a list of all Intellectual Property owned or licensed to any Loan Party and a list of items within the definition of Collateral hereunder since the date of the last Compliance Certificate in such form as reasonably required by Administrative Agent; (ii) promptly after the same are sent by any Loan Party, copies of any material statements, reports, or correspondence required to be delivered to any other lender; (iii) promptly upon receipt of the same, copies of all notices, requests and other documents received by any other party pursuant any other material contract, instrument, indenture regarding or relating to any breach or default alleged by or against any party thereto or any other event that could materially impair the value of the Collateral or rights of Administrative Agent or any Lender under the Loan Documents or could otherwise be reasonably expected to cause a Material Adverse Change; and (iv) such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of the Loan Parties as Administrative Agent may from time to time reasonably request;
(k)make due and timely payment or deposit of all federal, state, and material local taxes, assessments, or contributions required of it by law or imposed upon any Property belonging to it, and will execute and deliver to Administrative Agent, on demand, appropriate certificates attesting to the payment or deposit thereof; and the Loan Parties will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Administrative Agent with proof satisfactory to Administrative Agent indicating that Borrower and each Subsidiary has made such payments or deposits; provided that no Loan Party need make any payment (i) if the amount or validity of such payment is contested in good faith by appropriate proceedings which suspend the collection thereof  (provided that such proceedings do not involve any substantial danger of the sale, forfeiture or loss of any material item of Collateral or Collateral which in the aggregate is material

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to a Loan Party and that the Loan Parties have adequately bonded such amounts or reserves sufficient to discharge such amounts have been provided on the books of such Loan Party) and (ii) such taxes, assessments, deposits and contributions do not, individually or in the aggregate, exceed One Hundred Thousand Dollars ($100,000); provided further that no Loan Party shall change its respective jurisdiction of residence for taxation purposes, without the prior written consent of Administrative Agent;
(l)make or cause to be made all filings in respect of, and pay or cause to be paid when due, all federal, state and material local and other taxes, assessments, fines, fees and other liabilities (including all taxes and other claims in respect of the Collateral) unless (i) being contested in good faith and for which any Loan Party maintains adequate reserves and (ii) such taxes, assessments, deposits and contributions do not, individually or in the aggregate, exceed One Hundred Thousand Dollars ($100,000);
(m)perform, in all material respects, all of each Loan Party’s and each Subsidiary’s obligations imposed by applicable law, rule or regulation with respect to the Collateral;
(n)as soon as possible, and in any event within two (2) Business Days after any Loan Party having obtained Knowledge of the occurrence of any Event of Default or Potential Event of Default, provide a written notice setting forth the details of such Event of Default or Potential Event of Default and the action, if any is permitted, which is proposed to be taken by any Loan Party with respect thereto;
(o)as soon as possible, and in any event, no later than three (3) Business Days after receipt, provide Administrative Agent with a copy of any notice of default, notice of termination or similar notice pertaining to a lease of real property where any Collateral is located;
(p)
(i)from time to time execute and deliver such further documents and do such further acts and things as Administrative Agent may reasonably request in order to fully effect the purposes of this Agreement and to protect Administrative Agent’s security interest in the Collateral, and each Loan Party hereby authorizes Administrative Agent to execute and deliver on behalf of such Loan Party and to file such financing statements (including an indication that the financing statement covers “all assets or all personal property” of such Loan Party in accordance with Section 9-504 of the UCC), collateral assignments, notices, Account Control Agreements, security agreements and other documents without the signature of such Loan Party either in Administrative Agent’s name or in the name of Administrative Agent as agent and attorney-in-fact for such Loan Party;
(ii)without limiting the generality of the foregoing sub-clause (p)(i), if the 2022 amendments to the UCC approved by the American Law Institute at its annual meeting in May 2022 and the Uniform Law Commission at its annual meeting in July 2022 (the “2022 UCC Amendments”) are adopted by New York or any other state or other jurisdiction where the Collateral is, or is deemed, located, upon request of Administrative Agent or the Lenders, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, such amendments or supplements hereto and take such further actions as may be necessary to ensure that a valid

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security interest in the type of assets covered by the 2022 UCC Amendments is created hereby and such security interest is duly perfected and with the priority contemplated hereby, and all of the foregoing shall be at the sole cost and expense of Borrower; and
(iii)obtain instruments of transfer or other documents evidencing the interest of any Loan Party with respect to the copyright relating films in which such Loan Party is not entitled to apply for and hold copyright registration as described in Section 4.1(u) above, and promptly record such instruments of transfer on the United States Copyright Register and such other jurisdictions as the Administrative Agent may reasonably specify;
(q)keep each Loan Party’s business and the Collateral insured for risks and in amounts standard for companies in Borrower’s and its Subsidiaries’ industry and location and as Administrative Agent may reasonably request, including, but not limited to, D&O insurance reasonably satisfactory to Administrative Agent.  Insurance policies shall be in a form, with companies, and in amounts that are reasonably satisfactory to Administrative Agent.  All property policies shall have a lender’s loss payable endorsement showing Administrative Agent as lender loss payee and waive subrogation against Administrative Agent, and all liability policies shall show, or have endorsements showing Administrative Agent, as additional insured.  Administrative Agent shall be named as lender loss payee and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to Administrative Agent, that it will give Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be materially altered or canceled (other than cancellation for non-payment of premiums, for which ten (10) days’ prior written notice shall be required).  At Administrative Agent’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments.  Proceeds payable under any policy shall, at Administrative Agent’s option, be payable to Administrative Agent, on account of the Obligations.  If any Loan Party or any of its Subsidiaries fails to obtain insurance as required under this Section 4.2(q) or to pay any amount or furnish any required proof of payment to third persons, Administrative Agent may make (but has no obligation to do so), at the Loan Parties’ expense, all or part of such payment or obtain such insurance policies required in this Section 4.2(q), and take any action under the policies Administrative Agent deems prudent;
(r)during all times any amounts remain due from the Loan Parties to Administrative Agent or Lenders under this Agreement or any Loan Party has any Obligations under the Loan Documents, (i) preserve, renew and maintain in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal course of business; (ii) perform and observe all the terms and provisions of any material contract, instrument, or indenture to be performed or observed by it, maintain each such contract, instrument, or indenture in full force and effect, and enforce such rights under any material contract instrument, or indenture, unless the failure to do so could not be reasonably expected to cause a Material Adverse Change; and (iii) keep proper books and records and accounts in which full, true and correct entries in conformity with GAAP and all requirements of any governmental or regulatory authorities shall be made of all dealings and transactions and assets in relations to its business and activities;

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(s)make available to the Administrative Agent, without expense to the Administrative Agent, each Loan Party and each of such Loan Party’s officers, employees and agents and such Loan Party’s books, to the extent that the Administrative Agent may reasonably deem them necessary to prosecute or defend any third party suit or proceeding instituted by or against the Administrative Agent or any Lender with respect to any Collateral or relating to such Loan Party;
(t)
(i)if, after the Closing Date, any Loan Party intends to form or acquire any direct or indirect Domestic Subsidiary or any Foreign Subsidiary constitutes a Material Foreign Subsidiary, such Loan Party shall (or shall cause such other Loan Party to): (i) ten (10) Business Days prior to such formation, acquisition or change in status, as applicable, (or such later date as the Administrative Agent agrees in writing in its sole discretion) provide written notice to Administrative Agent of the formation of such Subsidiary, and, upon Administrative Agent’s request, copies of the Operating Documents of such Subsidiary, and (ii) promptly, and in any event within thirty (30) days (or such later date as Administrative Agent may agree in its sole discretion) of such formation, creation or change in status, as applicable: (A) take all such action as may be reasonably required by Administrative Agent to cause such Subsidiary to either: (x) provide to Administrative Agent a joinder to this Agreement pursuant to which such Subsidiary becomes a Borrower or Guarantor hereunder, or (y) guarantee the Obligations of Borrowers under the Loan Documents, (B) grant a security interest in and to the assets which constitute Collateral of such Subsidiary (substantially in accordance with this Agreement), in each case together with such Account Control Agreements and other documents, instruments and agreements reasonably requested by Administrative Agent in accordance with the terms of this Agreement, all in form and substance reasonably satisfactory to Administrative Agent (including being sufficient to grant Administrative Agent a first priority Lien, subject to Permitted Liens) and (C) to pledge all of the direct or beneficial Equity Securities in such Subsidiary; and
(ii)[reserved];
(u)use the proceeds of the Loans solely to (i) repay the Payoff Debt and the remaining outstanding portion of the Settlement Amount (as defined in the Settlement Agreement), (ii) to pay transaction costs related to this Agreement and the other Loan Documents, and (iii) as working capital and to fund its general corporate purposes;
(v)use Lumonic or any other reporting and administration platform designated by Administrative Agent and provide Administrative Agent with continuous online viewing access to the account balance and activity of each Deposit Account and Securities Account subject to an Account Control Agreement through such platform;
(w)provide evidence, satisfactory to Administrative Agent, in its sole discretion, that Borrower has received, since January 1, 2025 but on or prior to March 31, 2026, net cash proceeds of at least Ninety Million Dollars ($90,000,000) from the sale or issuance of Borrower’s Equity Securities on terms and conditions satisfactory to Administrative Agent;
(x)provide evidence, satisfactory to Administrative Agent, in its sole discretion, that Borrower has received, since January 1, 2025 but on or prior to June 30, 2026, net

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cash proceeds of at least One Hundred Twenty Million Dollars ($120,000,000) from the sale or issuance of Borrower’s Equity Securities on terms and conditions satisfactory to Administrative Agent;
(y)maintain at all times, to be certified by Borrower as of the last day of each calendar month, Liquidity equal to or greater than the Liquidity Level;
(z)
(i)within ten (10) Business Days of the Closing Date (or such longer period of time as Administrative Agent may agree to in writing in its sole discretion), Borrower shall deliver to the Administrative Agent a fully executed Account Control Agreement (other than the Closing Date Account Control Agreements) in respect of each of the Loan Party’s Deposit Accounts and Securities Accounts (other than Excluded Accounts) disclosed on the Perfection Certificate; and
(ii)within thirty (30) days of the date any Deposit Account or Securities Account (other than Excluded Accounts) is formed or acquired after the Closing Date or such longer period of time as Administrative Agent may agree to in writing in its sole discretion), Borrower shall deliver to the Administrative Agent a fully executed Account Control Agreement in respect of each of such Loan Party’s Deposit Accounts and Securities Accounts;
(iii)within ten (10) Business Days of the Closing Date (or such longer period of time as Administrative Agent may agree to in writing in its sole discretion), the Administrative Agent shall have received insurance certificates and endorsements evidencing that Parent, its Subsidiaries, and the Collateral are insured in accordance with the requirements of Section 4.2(q) hereof;
(iv)prior to October 1, 2025, the Borrower shall deliver to the Administrative Agent (i) a payoff letter executed by NYDIG in respect of the NYDIG Facility, together with a release of any Liens created in connection therewith on Borrower, its Subsidiaries and any of their assets and properties, and (ii) evidence that the NYDIG Facility (and all Debt and other obligations thereunder) has been paid in full using the NYDIG Cash Collateral Deposit, in each case under this sub-clause (iv), in form and substance satisfactory to Administrative Agent; and
(v)prior to October 1, 2025, the Borrower shall deliver to the Administrative Agent (i) a payoff letter executed by the Studios in respect of the Studio Settlement Payoff Amount and (ii) evidence that such Studio Settlement Payoff Amount has been paid in full using the Studio Settlement Cash Collateral Deposit, in each case under this sub-clause (v), in form and substance satisfactory to Administrative Agent.
4.3Negative Covenants of each Loan Party. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries (excluding any Reg. A Subsidiaries) to, do any of the following without the prior written consent of Administrative Agent, which may be conditioned or withheld in its sole discretion:
(a)change its name, jurisdiction of incorporation, chief executive office, or principal place of business without ten (10) days’ prior written notice to Administrative Agent (or such later date as the Administrative Agent agrees to in writing in its sole discretion);

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(b)(i) create, incur, assume, or permit to exist any Lien or security interest on any Property or Collateral now or hereafter acquired by a Loan Party or any Subsidiary or on any income or rights in respect of any thereof, (including sale of any Accounts) except Liens and security interests created pursuant to this Agreement or Permitted Liens or (ii) or enter into any agreement with any Person other than Administrative Agent not to grant a security interest in. or otherwise encumber, any of its property, or permit any Subsidiary to do so;
(c)(i) merge into or consolidate with any other entity, or permit any other entity to merge or consolidate with any Loan Party or any Subsidiary (other than in connection with a Permitted Acquisition), (ii) liquidate or dissolve, (iii) acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock, shares or property of another Person (other than in connection with a Permitted Acquisition) or (iv) engage in any business other than the business of the type conducted by the Loan Parties on the date hereof and business reasonably related thereto;
(d)Transfer any of its Property, whether now owned or hereafter acquired except: (i) dispositions of worn-out, obsolete or surplus equipment in the Ordinary Course of Business that is, in the reasonable judgment of such Loan Party or Subsidiary as applicable, no longer economically practicable to maintain or useful; or (ii) the sale of inventory of any Loan Party or any of its Subsidiaries in the Ordinary Course of Business;
(e)amend, supplement or otherwise modify (pursuant to waiver or otherwise) the Custodial Agreement, its Operating Documents, any document governing the Existing Debt or any other material contract, instrument, or indenture, in any respect that would impact Administrative Agent’s or Lenders’ rights hereunder or result in a Material Adverse Change;
(f)move any Collateral from the Permitted Locations except in compliance with Section 3.3 above;
(g)(i) pay any dividends or make any distributions, on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire, for value any of its Equity Securities (other than repurchases or exchanges pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) in any fiscal year and so long as no Event of Default exists or would result therefrom; provided that the foregoing restrictions in this clause (g)(ii) shall not apply with respect to cashless repurchases or exchanges pursuant to the terms of bona fide employee stock purchase plans, employee restricted stock agreements or similar arrangements entered into with employees in the Ordinary Course of Business); (iii) return any capital to any holder of its Equity Securities as such; (iv) make, any distribution of Property, Equity Securities, obligations or securities to any holder of its Equity Securities; or (v) set apart any sum for any such purpose; provided, however, that Borrower may (A) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (B) pay dividends solely in the form of common stock; (C) pay cash in lieu of fractional shares upon exercise or conversion of any option, warrant or other convertible security in an aggregate amount not to exceed Ten Thousand Dollars ($10,000) in any fiscal year ;

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(h)permit any Key Person to cease to be actively engaged in the management of Borrower unless written notice thereof is provided to Administrative Agent within ten (10) days (or such later date as the Administrative Agent agrees to in writing in its sole discretion);
(i)enter into any contractual obligation with any Affiliate (other than among Loan Parties) or engage in any other transaction with any Affiliate (other than among Loan Parties) except upon terms at least as favorable to the Loan Parties as an arms-length transaction with Persons who are not Affiliates of Borrower;
(j)(i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Debt for borrowed money (other than amounts due or permitted to be prepaid under this Agreement or otherwise agreed in writing by Administrative Agent), or (ii) amend, modify or otherwise change the terms of any Debt for borrowed money or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or shareholders, provided that Parent may convert any such notes into Parent’s Equity Securities or repay or otherwise satisfy such notes by the issuance of Parent’s Equity Securities;
(k)create, incur, assume or permit to exist any Debt except Permitted Debt; provided however, notwithstanding any Debt that is permitted under the definition of Permitted Debt, no Loan Party shall create, incur, assume to exist any Debt involving the sale or financing of its accounts receivables or any Debt secured or supported by its accounts receivables without the prior written consent of Administrative Agent;
(l)make, or permit any Subsidiary to make, any Investment except for (i) Permitted Investments and (ii) Permitted Acquisitions; provided that, notwithstanding the foregoing, no Loan Party shall be permitted to make an Investment in Giant Slayer at any time an Event of Default exists or would result therefrom;
(m)(i) become an “investment company” or a company controlled by an “investment company” under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Loan for that purpose; (ii) become subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money; or  (iii) fail to meet the minimum funding requirements of the Employment Retirement Income Security Act of 1974, and its regulations, as amended from time to time (“ERISA”), permit, or permit any Subsidiary to permit, a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; (iv) fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a Material Adverse Change;
(n)(x) directly or indirectly, enter into any documents, instruments, agreements or contracts with any Blocked Person or (y) directly or indirectly, (A) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (B) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224, any similar executive order or other

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Anti-Terrorism Law or (C) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.  Each Lender hereby notifies each Loan Party that pursuant to the requirements of Anti-Terrorism Laws and such Lender’s policies and practices, such Lender is required to obtain, verify and record certain information and documentation that identifies each Loan Party and its principals, which information includes the name and address of each Loan Party and its principals and such other information that will allow each Lender to identify such party in accordance with Anti-Terrorism Laws.  Each Loan Party shall promptly notify Administrative Agent if such Loan Party has Knowledge that a Loan Party or any Subsidiary is listed on the OFAC Lists or (i) is convicted on, (ii) pleads nolo contendere to, (iii) is indicted on or (iv) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering; or
(o)(i) maintain any Deposit Account or Securities Account except (x) Excluded Accounts and (y) accounts with respect to which Administrative Agent is able to take such actions as Administrative Agent deems necessary to obtain a perfected security interest in such accounts through one or more Account Control Agreements or other agreements giving Administrative Agent “control” as defined under the UCC or (ii) grant or allow any other Person (other than a Lender) to perfect a security interest in, or enter into any agreements with any Persons (other than Lender) accomplishing perfection via control as to, any of its Deposit Accounts or Securities Accounts.  Notwithstanding the foregoing, the Loan Parties may maintain the payment processor accounts disclosed in the Perfection Certificate delivered on the Closing Date, in each case, without an Account Control Agreement so long as all amounts in each such account are promptly (but in any event within five (5) Business Days after receipt of any such amounts) transferred to a Deposit Account of a Loan Party that is subject to an Account Control Agreement.
4.4Covenants of the Borrower with respect to the Reg. A Subsidiaries. The Borrower shall not permit any Reg. A Subsidiary to conduct, transact, or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than (a) activities in connection with the raising, use and/or deployment of capital and/or revenues in connection with the particular films with respect to which such Reg. A Subsidiary was initially formed or (b) activities incidental to the maintenance of such Reg. A Subsidiary’s existence and compliance with applicable laws and legal, tax and accounting matters related thereto and activities relating to its employees.  Each Reg. A Subsidiary shall not own, maintain or acquire any assets other than the proceeds of the capital raised and/or revenue generated in connection with the particular films with respect to which such Reg. A Subsidiary was initially formed and any excess of cash shall be promptly transferred to a Deposit Account of a Loan Party that is subject to an Account Control Agreement.  The Borrower shall not permit any other Person to own any Equity Securities in any Reg. A Subsidiary at any time.
Article 5

Agent
5.1Appointment.
(a)Each Lender hereby irrevocably designates and appoints Trinity Capital Inc., or its successor or assignee, as Administrative Agent under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents (including without limitation

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any subordination and intercreditor agreements (or similar agreements)) and to exercise such rights, powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents (including without limitation any subordination and intercreditor agreements (or similar agreements)), together with such other powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the other Loan Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.
(b)Each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any Loan Party to secure any of the Obligations and to take all other actions, exercise all powers and perform such duties as are delegated to Administrative Agent under the Loan Documents, together with such powers and discretion as are reasonably incidental thereto.  In furtherance thereof, the Administrative Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 5.2 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under this Agreement or any other Loan Document, or for exercising any rights and remedies thereunder (at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article 5, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents as if set forth in full herein with respect thereto.
5.2Delegation of Duties.Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through its agents or attorneys-in-fact shall be entitled to advice of counsel concerning all matters pertaining to such duties.  The exculpatory and indemnification provisions of this Article 5 shall apply to attorney-in-fact and shall apply to their respective activities in connection with the syndication of the Loans as well as activities as the Administrative Agent.  The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
5.3Exculpatory Provisions.Neither Administrative Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents, advisors or attorneys-in-fact shall be (i) liable for any action taken or omitted to be taken, (including the making of (or omitting to make) any determination, calculations, selection, request or providing any approval or consent or enter into any amendments, modifications or supplements) by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable judgment of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct; provided, that no action taken or not taken in accordance with the directions of the Required Lenders or such other percentage of Lenders as shall be necessary hereunder, as applicable, shall be deemed to constitute gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for (A) any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, instrument, statement or other document referred to or provided for in, or received by the Administrative Agent or Lenders under or in connection with, this Agreement or any other Loan Document or the transactions contemplated herein or therein, (B) the value, validity, effectiveness, genuineness, enforceability, execution, collectability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder, (C) the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Obligations or (D) the attachment, creation and/or perfection of the Liens granted or purported to be granted in the Collateral pursuant to this Agreement or the continuation and/or amendment of any financing statements filed to perfect the Liens in the applicable Collateral (other than to the extent expressly directed by the Required Lenders).  The Administrative Agent shall not be under any obligation to any Lender (i) to ascertain or to inquire as to the observance or performance of any of the agreements, terms, covenants or provisions contained in, or conditions of, this Agreement or any other Loan Document, (ii) to inspect the properties, books or records of any Loan Party, (iii) to ascertain or to inquire as to the use of the proceeds of the Loans, (iv) to ascertain or to inquire as to the existence or possible existence of any Event of Default,

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(v) to ascertain or to inquire as to any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (vi) to ascertain or to inquire as to the contents of any certificate, report or other document delivered hereunder or under any Loan Documents or in connection herewith or therewith, (vii) to ascertain or to inquire as to the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by this Agreement, (viii) to ascertain or to inquire as to the value or the sufficiency of any Collateral, or (ix) to ascertain or to inquire as to the satisfaction of any condition set forth in Article 2 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (x) to make any disclosures with respect to the foregoing or otherwise relating to any Loan Party unless expressly required herein.  Anything contained herein to the contrary notwithstanding, the Administrative Agent shall not have any liability to the Lenders arising from confirmations of the amount of outstanding Loans or the component amounts thereof.  Additionally, the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Defaulting Lenders, Affiliates of a Lender (or otherwise determine whether a Person qualifies as a Defaulting Lender or Affiliate of a Lender).  Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective Lender or participant qualifies as a Defaulting Lender or Affiliate of a Lender and, absent actual knowledge to the contrary (which may be by written notice), shall be permitted to treat each Lender, participant, prospective Lender or prospective participant as if it is not a Defaulting Lender or Affiliate of a Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Defaulting Lender or Affiliate of a Lender.
5.4Reliance by the Administrative Agent. Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon (and shall not be liable for so relaying upon) any communication, request, instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or email message, internet or intranet website posting, statement, order or other document (or other writing) or conversation believed by it to be genuine and correct and to have been signed, sent or made (or authenticated) by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts and professional advisors selected by the Administrative Agent.  In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan.  The Administrative Agent may request instructions from the Required Lenders (or such number or percentage of the Lenders as shall be necessary under the circumstances as provided for herein or in the other Loan Documents) prior to taking any action or enter into any amendments, modifications or supplements, making any determination (including as to whether any agreement, document or instrument is in form and substance satisfactory to the Administrative Agent), making any calculation (which may be confirmed by the Required Lenders), sending any notice, making a selection or request (including failing to make a selection or request), exercising any voting rights or powers (including failing to exercise any voting rights or powers) or providing any consent or approval (including failing to provide any consent or approval) in connection with this Agreement or any of the other Loan Documents and may refrain (and shall incur no liability from so refraining) from taking or omitting to take any act or making any such determination, calculation, selection, request, exercising such voting rights or powers or providing such notice, approval or consent or entering into or any amendments, modifications or supplements until it receives such instruction (or calculation, as applicable) from the Required Lenders (or such number or percentage of the Lenders as shall be necessary under the circumstances as provided for herein or in the other Loan Documents), in each case as it reasonably deems appropriate (and until such instructions and indemnity, as applicable, are received, the Administrative Agent may (but shall not be obligated to) act, or refrain from acting, as it deems advisable in good faith in the interests of the Lenders).  The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or such number or percentage of the Lenders as shall be necessary under the circumstances as provided for herein or in the other Loan Documents), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.  Notwithstanding any other provisions set forth in this Agreement or any

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other Loan Documents, the Administrative Agent shall not be required to take any action that is in its opinion contrary to applicable requirement of law (including, for the avoidance of doubt, any action that may be in violation of the automatic stay under the Bankruptcy Code (or any similar laws)) or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of Bankruptcy Code (or any similar laws) or the terms of any of the Loan Documents or that would in its reasonable opinion subject it or any of its officers, employees or directors to personal liability.  Each Lender, by delivering its signature page to this Agreement, an Assignment and Acceptance and/or funding its Loans, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent, Required Lenders or Lenders, as applicable on the Closing Date or as of the date of funding such Loan.  On any applicable date of determination, upon request, the Administrative Agent shall be required to calculate whether a particular group of Lenders constitutes the Required Lenders.  The Administrative Agent shall not be required to remit payments, the proceeds of Collateral or any other funds to the Lenders or any other Secured Parties herein except in accordance with the Loan Documents.
5.5Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Event of Default or Event of Default unless the Administrative Agent has received written notice from a Lender or any Loan Party referring to this Agreement, describing such Potential Event of Default or Event of Default and stating that such notice is a “notice of default”.  In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders.  The Administrative Agent shall take such action with respect to such Potential Event of Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or such number or percentage of the Lenders as shall be necessary under the circumstances as provided for herein or in the other Loan Documents); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Event of Default or Event of Default as it shall deem advisable in good faith in the interests of the Lenders.
5.6Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents, advisors or attorneys in fact have made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of any Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender.  Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, operations, property, financial and other condition and creditworthiness of such Loan Party and its affiliates and made its own decision to make its Loans and other extensions of credit hereunder and enter into this Agreement.  Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of each Loan Party and its affiliates.  Except for notices, reports and other documents expressly required hereunder or otherwise requested by the Borrower in writing to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of such Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, advisors, attorneys in fact or affiliates.
5.7Indemnification.The Lenders agree to indemnify, hold harmless and defend the Administrative Agent and its Affiliates and their respective officers, directors, employees, agents, advisors and controlling persons (each, an “Agent Indemnitee”) (to the extent not timely reimbursed by the Loan Parties and without limiting the obligation of the Loan Parties to do so), ratably according to their respective Pro Rata Shares in effect on the date on which indemnification is sought under this Section 5.7 (or, if

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indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Pro Rata Shares immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing including without limitation, exercising any of the Administrative Agent’s powers, rights, and remedies and performing their duties hereunder and thereunder (or omitting to do the same); provided that no Lender shall be liable to any Agent Indemnitee for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s bad faith, gross negligence or willful misconduct, provided, however, no action taken or not taken in accordance with the directions of the Administrative Agent, Required Lenders or such other percentage of Lenders as shall be necessary hereunder, as applicable, shall be deemed to constitute gross negligence or willful misconduct.  The agreements in this Section 5.7 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
5.8Administrative Agent in Its Individual Capacity.Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Loan Parties as though the Administrative Agent were not the Administrative Agent.  With respect to its Loans made or renewed by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms “Lender” and “Lenders” shall include the Administrative Agent in its individual capacity.
5.9Successor Administrative Agent.  Administrative Agent may resign as Administrative Agent (which shall include the Administrative Agent’s capacities as administrative agent and collateral agent) upon 30 days’ notice to the Lenders and the Borrower.  If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default with respect to any Loan Party shall have occurred and be continuing) be subject to written approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent as of the Resignation Effective Date), and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans.  Any successor Administrative Agent appointed pursuant to this Section 5.9 shall, upon its acceptance of such appointment, become the successor Administrative Agent for all purposes hereunder unless otherwise agreed.  If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent’s delivery of its notice of resignation, the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and with the written consent of the Borrower (such consent not to be unreasonably withheld or delayed or required if an Event of Default shall have occurred and be continuing) appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000.  If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent’s notice of resignation (“Resignation Effective Date”), the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective in accordance with such notice, and (i) the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above, (ii) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (iii) except for any indemnity payments or other amounts then owed to the retiring Administrative Agent, all payments,

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communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the successor Administrative Agent is appointed as provided for above.  After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article 5 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.  Notwithstanding anything to the contrary, in no event shall a successor agent be a Defaulting Lender.
5.10Authorization for Intercreditor Agreement and Subordination Agreement. The Lenders irrevocably authorize the Administrative Agent to enter into and perform its obligations under any Subordination Agreement, any other subordination agreement or other similar arrangement permitted under this Agreement and any amendments, restatements, supplements or other modifications thereto approved in accordance with the terms thereof (without limiting the provisions set forth in Section 5.4 hereof).
5.11Administrative Agent May File Proofs of Claim.In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (on behalf of the Lenders) (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Loan Party) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)To file a verified statement pursuant to rule 2019 of the Federal Rules of Bankruptcy Procedure that, in its sole opinion, complies with such rule’s disclosure requirements for entities representing more than one creditor;
(b)To file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties hereunder) allowed in such judicial proceeding;
(c)To collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and
(d)Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each applicable Lender to make such payments to the Administrative Agent, as applicable, and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and their respective agents and counsel, and any other amounts due to the Administrative Agent.

Each Lender further agrees that it shall not propose, vote in favor of, or otherwise support any plan of reorganization that is in contravention of any plan of reorganization that is proposed or supported by the Administrative Agent, and shall affirmatively vote to “reject” any plan of reorganization that is not affirmatively supported by the Administrative Agent.

5.12Collateral Matters.
(a)Administrative Agent is hereby authorized on behalf of the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time (but without any obligation) to take any action with respect to the Collateral and this Agreement or any other Loan Document that may be necessary to perfect and maintain perfected Liens upon the Collateral granted pursuant to this Agreement or any other Loan Document if required or expressly permitted under the terms of any of the other Loan Documents.

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(b)Each of the Lenders hereby irrevocably authorize and instruct the Administrative Agent to, and the Administrative Agent shall:
(i)Release (or confirm any release) any Lien granted to or held by the Administrative Agent upon any Collateral (A) upon the date on which all Obligations have been repaid in full, (B) constituting property sold or to be sold or otherwise disposed of as part of or in connection with any disposition permitted hereunder or under any other Loan Document or to which the Required Lenders have consented, (C) that does not constitute (or ceases to constitute) Collateral, (D) otherwise pursuant to and in accordance with the provisions of any applicable Loan Document or (E) subject to Section 5.11, if approved, authorized or ratified in writing by the Required Lenders, provided, however, that if any action is required by the Administrative Agent to so release such Lien, upon the request of the Administrative Agent, the Borrower shall have delivered to the Administrative Agent a certificate certifying to the permissibility of such release hereunder (and the Administrative Agent shall be permitted to rely upon such certificate without incurring any liability therefor);
(ii)Enter into any Subordination Agreement, any other subordination agreement and/or similar agreement contemplated hereunder, including with respect to Debt that is (i) required or permitted to be subordinated in right of payment hereunder and/or (ii) secured by Liens and required or permitted to be pari passu with or junior to the Liens securing the Obligations, and with respect to which Debt, such Subordination Agreement, any other subordination agreement or similar agreement is contemplated under this Agreement.
(c)Anything contained in any of the Loan Documents to the contrary notwithstanding, the Loan Parties, the Administrative Agent and each Lender hereby agree that (i) no Lender (other than the Administrative Agent) shall have any right individually to realize upon any of the Collateral, (ii) no Lender shall have any right to enforce the Obligations, it being understood and agreed that all powers, rights and remedies hereunder and under any of the Loan Documents may be exercised solely by the Administrative Agent for the benefit of the Lenders in accordance with the terms hereof and thereof, and (iii) in the event of a foreclosure or similar enforcement action by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition (including pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code), the Administrative Agent (or any Lender, except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code), may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Administrative Agent, as agent for and representative of Lenders (but not any Lender or the Lenders in its or their respective individual capacities) shall be entitled, upon instructions from Required Lenders, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale or disposition, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent at such sale or other disposition.
(d)Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral, Liens therein or financing statements filed in connection therewith. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under the Loan Documents or its Lien on any Collateral pursuant this Section 5.12.  In each case as specified in this Article 5, the Administrative Agent will (and each Lender hereby authorizes the Administrative Agent to, at the Loan Parties’ expense, promptly execute and deliver to Borrower such documents, filings and recordings as Borrower may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under this Agreement or any other Loan Document or to subordinate its interest therein, in accordance with the terms of the Loan Documents and this Article 5.  Additionally, upon the reasonable request of the Borrower, the Administrative Agent will return possessory Collateral held by it that is released from the security interests of the Loan Documents pursuant to this Article 5; provided that,

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in the event that any possessory collateral in the possession of the Administrative Agent gets lost or misplaced upon the reasonable request of the Borrower, the Administrative Agent shall provide a loss affidavit to the Borrower in the form customarily provided by the Administrative Agent in such circumstances.
Article 6

BORROWER’S INDEMNITY
6.1Indemnity By each Loan Party.  Each Loan Party covenants and agrees, at its sole cost and expense and without limiting any other rights which Administrative Agent and Lenders have hereunder, to indemnify, protect and save Administrative Agent, each Lender, and each of their directors, officers, employees, consultants, agents, attorneys, or any other Person affiliated with or representing Administrative Agent or any Lender (each, an “Indemnitee”) harmless against and from any and all claims, damages, losses, liabilities, obligations, penalties, demands, defenses, judgments, costs, disbursements, fees or expenses of any kind or of any nature whatsoever which may be imposed upon, incurred by or asserted or awarded against Administrative Agent or a Lender and related to or arising from the following; provided that no Loan Party shall be liable to any Indemnitee for the payment of any portion of such claims, damages, losses, liabilities, obligations, demands, defenses, judgments, costs, disbursements or expenses that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Indemnitee’s gross negligence or willful misconduct:
(a)the transactions contemplated by the Loan Documents (including reasonable and documented attorneys’ fees and expenses (excluding allocated in-house counsel fees and expenses));
(b)any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of any Loan Party, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by a Lender) asserting any right to payment for the transactions contemplated hereby which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby and the use or intended use of the proceeds of the loan proceeds;
(c)any breach by a Loan Party of the representations, warranties, covenants, or other obligations or agreements made by such Loan Party in this Agreement or in any agreement related hereto or thereto;
(d)the violation by any Loan Party of any state or federal law, rule or regulation;
(e)a material misrepresentation made by any Loan Party to Administrative Agent or a Lender; and
(f)any governmental fees, charges, taxes or penalties levied or imposed in respect to any Collateral.
6.2Defense of Claims.  Each Loan Party agrees to pay all amounts due under this Article 6 promptly on notice thereof from Administrative Agent.  To the extent that a Loan Party may make or

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provide, to Administrative Agent’s satisfaction, for payment of all amounts due under this Article 6, each Loan Party shall be subrogated to Administrative Agent’s rights with respect to such events or conditions.  So long as no Event of Default has occurred and is continuing, any Loan Party may defend any claims with counsel of its own choosing reasonably acceptable to Administrative Agent, provided if the claim creates a significant exposure for the Lenders in Administrative Agent’s its sole judgment, or attempts to establish legal principle adverse to any Lender or Administrative Agent, Administrative Agent, on behalf of Lenders, shall select the defense counsel.  Each Loan Party may settle any claims against Administrative Agent or a Lender, provided such settlement includes a complete release of Administrative Agent and Lenders from any claims at no cost to Administrative Agent or Lenders.

6.3Survival.  All of the indemnities and agreements contained in this Article 6 shall survive and continue in full force and effect notwithstanding termination of this Agreement, the full payment of any Loans or the Loan Parties’ performance of all Obligations.
Article 7

DEFAULT
7.1Rights on Default.  If an Event of Default occurs, Administrative Agent, on behalf of Lenders, shall be entitled to:
(a)declare the unpaid balance of the Loans and this Agreement immediately due and payable, whether then due or thereafter arising;
(b)modify the terms and conditions upon which the Lenders may be willing to consider making Loans hereunder or immediately and automatically terminate any further obligations to make Loans under this Agreement;
(c)require any Loan Party to, and each Loan Party hereby agrees that it will at its expense and upon request of Administrative Agent, assemble the Collateral or any part thereof, as directed by Administrative Agent and make it available to Administrative Agent at a place and time to be designated by Administrative Agent, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent deems commercially reasonable;
(d)ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral.  Administrative Agent and its agents and any purchasers at or after foreclosure are hereby granted a non-exclusive, irrevocable, perpetual, fully paid, royalty-free license or other right, solely pursuant to the provisions of this Section 7.1, to use, without charge, each Loan Party’s Intellectual Property, including labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any Property of a similar nature, now or at any time hereafter owned or acquired by any Loan Party or in which any Loan Party now or at any time hereafter has any rights; provided that such license shall only be exercisable in connection with the disposition of Collateral upon Administrative Agent’s exercise of its remedies hereunder;
(e)without notice except as specified below, sell, resell, assign and deliver or grant a license to use or otherwise dispose of the Collateral or any part thereof, in one or more parcels at public or private sale, at any place designated by Administrative Agent;

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(f)occupy any premises owned or leased by any Loan Party where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to any Loan Party in respect of such occupation;
(g)commence and prosecute any bankruptcy, insolvency or other similar proceeding or consent to any Loan Party commencing any bankruptcy, insolvency or other similar proceeding;
(h)place a “hold” on any account maintained with Administrative Agent and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Account Control Agreement or similar agreements providing control of any Collateral;
(i)exercise any and all rights and remedies of any Loan Party under or in connection with the Collateral, or otherwise in respect of the Collateral, including without limitation, (A) any and all rights of any Loan Party to demand or otherwise require payment of any amount under, or performance of any provision of, the accounts receivables and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to any Deposit Accounts and of all Bitcoin in the Bitcoin Securities Account, (C) exercise all other rights and remedies with respect to the accounts receivables and the other Collateral, including without limitation, those set forth in Section 9-607 of the UCC and (D) exercise any and all voting, consensual and other rights with respect to any Collateral; and
(j)exercise all rights and remedies available to Administrative Agent and Lenders under the Loan Documents or at law or equity, including all remedies provided under the UCC (including disposal of the Collateral pursuant to the terms thereof).

In addition to the foregoing, in the event the Administrative Agent receives written notice that the Bitcoin Securities Account or the Account Control Agreement for such Bitcoin Securities Account is to be terminated, the Administrative Agent may withdraw, or cause or direct the withdrawal of, all or any portion of the assets and property held in such Bitcoin Securities Account. Each Loan Party agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by applicable law, the Administrative Agent and Lenders may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, each Loan Party waives all claims, damages and demands it may acquire against the Administrative Agent and Lenders arising out of the exercise by it of any rights hereunder. Each Loan Party hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. The Administrative Agent and Lenders shall not be liable for failure to collect or realize upon any or all of the Collateral or for

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any delay in so doing nor shall it be under any obligation to take any action with regard thereto. The Administrative Agent and Lenders shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Administrative Agent and Lenders may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent and Lenders shall not be obligated to clean-up or otherwise prepare the Collateral for sale.

(k)all payments received by any Loan Party in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent and Lenders, shall be segregated from other funds of the Loan Parties and shall be forthwith paid over the Administrative Agent, for the benefit of the Lenders, in the same form as so received (with any necessary endorsement);
(l)the Administrative Agent may, without notice to any Loan Party except as required by law and at any time or from time to time, charge, set off and otherwise apply all or part of the Obligations against any funds deposited with it or held by it;
(m)upon the written demand of the Administrative Agent, each Loan Party shall execute and deliver to the Administrative Agent a collateral assignment or assignments of any or all of any Loan Party’s Intellectual Property and such other documents and take such other actions as are necessary or appropriate to carry out the intent and purposes hereof;
(n)if any Loan Party fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Administrative Agent may do any or all of the following:  (a) make payment of the same or any part thereof; or (b) obtain and maintain insurance policies of the type discussed in Section 4.2(q) of this Agreement, and take any action with respect to such policies as Administrative Agent deems prudent.  Any amounts paid or deposited by Administrative Agent shall constitute Administrative Agent’s Expenses, shall be immediately due and payable, shall bear interest at the Default Rate and shall be secured by the Collateral.  Any payments made by Administrative Agent shall not constitute an agreement by Administrative Agent to make similar payments in the future or a waiver by Administrative Agent of any Event of Default under this Agreement.  Each Loan Party shall pay all reasonable fees and expenses, including Administrative Agent’s Expenses, incurred by Administrative Agent in the enforcement or attempt to enforce any of the Obligations hereunder not performed when due;
(o)Lenders’ rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Lenders shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law, or in equity.  No exercise by Administrative Agent or any Lender of one right or remedy shall be deemed an election, and no waiver by Administrative Agent or any Lender of any Event of Default on any Loan Party’s part shall be deemed a continuing waiver.  No delay by Administrative Agent or any Lender shall constitute a waiver, election, or acquiescence by it.  The Obligations of each Loan Party to any Lender may be enforced against such Loan Party in accordance with the terms of this Agreement and the other Loan Documents and, to the fullest extent permitted by applicable law, it shall not be necessary for any other party to be joined as an additional party in any proceeding to enforce such Obligations;

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(p)the proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Administrative Agent, for the benefit of Lenders, at the time of or received by Administrative Agent after the occurrence of an Event of Default hereunder) shall be paid to and applied as follows:

First, to the payment of out-of-pocket costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Administrative Agent, including Administrative Agent’s Expenses;

Second, to the payment to Administrative Agent, on behalf of the Lenders of the amount then owing or unpaid on the Loans for any accrued and unpaid interest, the amounts which would have otherwise come due under Sections 2.9, 2.10 or 2.11, if the Loans had been voluntarily prepaid, the principal balance of the Loans, and all other Obligations with respect to the Loans (provided, however, if such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Loans, then first, to the unpaid interest thereon ratably, second, to the amounts which would have otherwise come due under Section 2.9, 2.10, or 2.11 ratably, if the Loans had been voluntarily prepaid, third, to the principal balance of the Loans ratably, and fourth, to the ratable payment of other amounts then payable to Lenders under any of the Loan Documents); and

Third, to the payment of the surplus, if any, to Borrower, its successors and assigns or to the Person lawfully entitled to receive the same;

(q)Administrative Agent shall have proceeded to enforce any right under this Agreement or any other of the Loan Documents by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Administrative Agent shall be restored to its former position and rights hereunder with respect to the Property subject to the security interest created under this Agreement.
7.2Rights Cumulative; Waivers.  All rights, remedies and powers granted to Administrative Agent and Lenders hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers given hereunder, or in or by any other instrument, or available in law or equity.  Administrative Agent’s and Lender’s knowledge at any time of any breach of, or non-compliance with, any representations, warranties, covenants or agreements hereunder shall not constitute or be deemed a waiver of any of such rights or remedies hereunder, and any waiver of any default shall not constitute a waiver of any other default. Notwithstanding any foreclosure or sale of any item of Collateral by Administrative Agent as permitted under this Agreement, each Loan Party shall remain liable for any deficiency.  All amounts realized by Administrative Agent in furtherance of its rights to sell or foreclose upon the Collateral shall first be applied to all costs of the action and all costs of enforcement or interpretation of this Agreement, including any court costs, legal or expert fees and filing fees, then to any outstanding interest or penalties payable under this Agreement, then to repayment of principal of all Loans.

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Article 8

MISCELLANEOUS
8.1Costs and Expenses.  Each Loan Party will pay all Administrative Agent’s Expenses and Lenders’ Expenses on demand.
8.2Power of Attorney.  Each Loan Party hereby irrevocably constitutes and appoints Administrative Agent as such Loan Party’s attorney-in-fact with full power of substitution, for such Loan Party and any of its Subsidiary’s and in such Loan Party’s or any of its Subsidiary’s name to do, at Administrative Agent’s option and at each Loan Party’s expense upon the occurrence and during the continuance of an Event of Default, to (a) ask, demand, collect (including, but not limited to the execution, in each Loan Party’s or any Subsidiary’s name, of notification letters), sue for, compound and give acquittance for any and all payments assigned hereunder and to endorse, in writing or by stamp, such Loan Party’s name or otherwise on all checks for any monies in respect of the Collateral; (b) sign such Loan Party’s or any of its Subsidiaries’ name on any invoice or bill of lading for any account or drafts against Account Debtors; (c) settle and adjust disputes and claims about any accounts directly with Account Debtors, for amounts and on terms Administrative Agent determines reasonable; (d) make, settle, and adjust all claims under such Loan Party’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Administrative Agent or a third party as the UCC or any applicable law permits.  Each Loan Party hereby appoints Administrative Agent as its lawful attorney-in-fact to sign such Loan Party’s or any of its Subsidiaries’ name on any documents necessary to perfect or continue the perfection of Administrative Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations (other than inchoate indemnity obligations) have been satisfied in full and Lenders are under no further obligation to make or extend Loans hereunder.  Administrative Agent’s foregoing appointment as each Loan Party’s or any of its Subsidiaries’ attorney in fact, and all of Administrative Agent’s and Lenders’ rights and powers, coupled with an interest, are irrevocable until all Obligations (other than inchoate indemnity obligations) have been fully repaid and performed and Lenders’ obligation to provide Loans terminates.
8.3Survival.  All representations, warranties and indemnities contained in this Agreement (and any and each other agreement or instrument delivered pursuant hereto) shall survive (i) the execution and delivery of this Agreement, (ii) the consummation of the transactions contemplated hereby, (iii) the payment of the Loans, (iv) the performance of all Obligations, and (v) termination of this Agreement.
8.4Assignments.  Except as herein provided, this Agreement shall be binding upon and inure to the benefit of Administrative Agent, Lenders, and each Loan Party and their respective representatives, successors and assigns.  Any Lender may assign this Agreement in whole or in part or sell participations therein without notice to any Loan Party or any Loan Party’s consent.  Notwithstanding the foregoing, no Loan Party may assign, transfer or otherwise convey this Agreement, or any of the other Loan Documents in whole or in part, without Administrative Agent’s and each Lender’s prior written consent.
8.5No Brokers.  Each Loan Party represents to Lenders that no brokers or advisors have been or will be retained in connection with the transactions contemplated herein.
8.6Notice. All notices, consents, requests, instructions, approvals and communications provided herein shall be validly given, made or served, effective only if in writing, except as otherwise provided herein, and sent by overnight courier, certified U.S. mail, postage prepaid, or by electronic mail, and shall be deemed received within five (5) Business Days from the date of posting if sent by mail, one Business Day after delivery thereto if sent by overnight courier service, or on the day of transmission if

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sent by electronic mail with a confirmation receipt obtained, or if such day is not a Business Day, then on the following Business Day.  All such notices, consents, requests, instructions, approvals and communications shall be sent to a party at the address set forth for such party on the signature pages hereto, or to such other address as such party may designate in writing.

8.7Governing Law; Consent to Jurisdiction and Service of Process.  THIS AGREEMENT SHALL BE SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAWS OTHER THAN THE LAWS OF SUCH STATE).  IN THE EVENT THAT ADMINISTRATIVE AGENT OR ANY LENDER INITIATES AGAINST BORROWER ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR ANY OF BORROWER’S OBLIGATIONS OR INDEBTEDNESS HEREUNDER OR THEREUNDER, EACH PARTY DOES HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN) AND ANY APPELLATE COURT FROM ANY THEREOF .  IN THE EVENT THAT BORROWER INITIATES AGAINST ADMINISTRATIVE AGENT OR ANY LENDER ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY RELATED ASSIGNMENT OR ANY OF BORROWER’S OBLIGATIONS OR INDEBTEDNESS HEREUNDER, EACH PARTY DOES HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN) AND ANY APPELLATE COURT FROM ANY THEREOF.  EACH PARTY EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO ITS LAST KNOWN ADDRESS WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN FIVE (5) DAYS AFTER THE DATE OF MAILING THEREOF.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE STATE OF NEW YORK IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE.  THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY EITHER PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY SUCH PARTY TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.
8.8Other Documents.  Each Loan Party shall execute such other documents and shall otherwise cooperate with Administrative Agent as Administrative Agent reasonably requires to effectuate the transactions contemplated hereby.
8.9Severability.  If any part of this Agreement shall be contrary to any law which a party might seek to apply or enforce or should otherwise be defective, the other provisions hereof shall not be affected thereby but shall continue in full force and effect, to which end they are hereby declared severable.
8.10Entirety; Amendments.  This Agreement and the Exhibits referred to herein constitute the entire agreement between Administrative Agent, Lenders, and the Loan Parties as to the subject matter contemplated herein, and supersedes all prior agreements and understandings relating thereto. Each of the parties hereto acknowledges that no party hereto nor any agent of any other party whomsoever has made any promise, representation or warranty whatsoever, express or implied, not contained herein, concerning the subject matter hereof, to induce it to execute this Agreement.  No other agreements will be effective to change, modify or terminate this Agreement in whole or in part unless

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such agreement is in writing and duly executed by the party to be charged except as expressly set forth herein.

8.11Jury Trial.  EACH PARTY HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BY THE PARTIES.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, TRANSACTION CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS).  THIS WAIVER IS IRREVOCABLE AND MAY NOT BE MODIFIED ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS AND MODIFICATIONS TO THIS AGREEMENT.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.
8.12Publicity.  Each Lender will have the right to (a) make a public announcement and include on its website, social media sites, and other marketing materials information related to this transaction, and (b) include information about this transaction, including but not limited to Borrower’s name, the type of investment, principal amount, interest rate and maturity date, in its periodic reports with the Securities and Exchange Commission (“SEC”), to the extent required by SEC rules and regulations.
8.13Demand Waiver.  Each Loan Party waives, to the fullest extent permitted by law, demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by the Lenders on which any Loan Party or any Subsidiary is liable.
8.14Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
8.15Electronic Execution of Certain Other Documents.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in the Electronic Signatures and Records Act.
8.16Correction of Loan Documents. Administrative Agent, on behalf of Lenders, may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties so long as Administrative Agent provides Borrower with notice of such correction and the Borrower has not provided written objection to such proposed changes within five (5) Business Days after receipt of such proposed changes.

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8.17Right of Set Off.  Each Loan Party hereby grants to Administrative Agent, for the benefit of Lenders, a Lien, security interest and right of set off as security for all Obligations to Lenders hereunder, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Administrative Agent or any entity under the control of the Lenders (including a Lender affiliate) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, the Administrative Agent, on behalf of Lenders, may set off the same or any part thereof and apply the same to any liability or obligation of a Loan Party even though unmatured and regardless of the adequacy of any other collateral securing the Obligations.  ANY AND ALL RIGHTS TO REQUIRE LENDERS TO EXERCISE THEIR RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING THEIR RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY BORROWER.
8.18Registers.
(a)Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(b)Participant Register. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.  Borrower agrees that each participant shall be entitled to the benefits of the provisions in Section 2.13 (subject to the requirements and limitations therein, including the requirements under Section 2.13(g) (it being understood that the documentation required under Section 2.13(g) shall be delivered to the participating Lender)) to the same extent

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as if it were a Lender and had acquired its interest by assignment pursuant to Section 8.4; provided that such participant shall not be entitled to receive any greater payment under Section 2.13, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation.
8.19Managerial Assistance.  Each Loan Party acknowledges that each of Trinity Capital Inc. and Eagle Point Trinity Senior Secured Lending Company has elected to be regulated as a business development company under the 1940 Act, and as such is required to make available significant managerial assistance to its portfolio companies. Significant managerial assistance may include, but is not limited to, guidance and counsel concerning the portfolio company’s management, operations, business objectives and policies, arrangement of financing, management of relationships with financing sources, recruitment of management personnel and evaluation of acquisition and divestiture opportunities. Each Loan Party hereby acknowledges and agrees that it may request such assistance at any time from Trinity Capital Inc. and/or Eagle Point Trinity Senior Secured Lending Company by contacting the portfolio manager designated by Trinity Capital Inc. or Eagle Point Trinity Senior Secured Lending Company, as applicable.
8.20Confidentiality.  Subject to Section 8.12, each of Administrative Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential in accordance with customary practices); (b) to the extent required or requested by any regulatory or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners or any other similar organization) purporting to have jurisdiction over such Person or its Related Parties; (c) to the extent required by applicable Requirements of Law or regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same (or at least as restrictive) as those of this Section 8.20 (or as may otherwise be reasonably acceptable to the Borrower), to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder; (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities; (h) with the consent of the Borrower; or (i) to the extent that such Information (x) becomes publicly available other than as a result of a breach of this Section 8.20 or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a non-confidential basis from a source other than the Borrower.  In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents and the credit extensions.   For purposes of this Section 8.20, “Information” means all information received from the Loan Parties or any of their Subsidiaries relating to the Loan Parties or any of their Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent and the Lenders on a nonconfidential basis prior to disclosure by the Loan Parties or any of their Subsidiaries; provided that, in the case of information received from the Loan Parties or any of their Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 8.20 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

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Article 9

Guaranty
9.1Guaranty.  Each Guarantor, who has executed this Agreement as of the date hereof, together with each Loan Party who accedes to this Agreement as a Guarantor after the date hereof pursuant to Section 4.2(t) hereby, jointly and severally, unconditionally and irrevocably, guarantees to Administrative Agent and Lenders the prompt and complete payment and performance by Borrower and the other Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.  In furtherance of the foregoing, and without limiting the generality thereof, each Guarantor agrees as follows:
(a)each Guarantor’s liability hereunder shall be the immediate, direct, and primary obligation of such Guarantor and shall not be contingent upon any exercise or enforcement of any remedy it or they may have against Borrower, or any other Guarantor or other Person liable in respect of the Obligations, or all or any portion of the Collateral; and
(b)Administrative Agent and Lenders may enforce this guaranty notwithstanding the existence of any dispute between Administrative Agent or any Lender and Borrower or any other Guarantor with respect to the existence of any Event of Default.
9.2Maximum Liability.  Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 9.5).
9.3Termination.  The guaranty pursuant to this Section 9 shall remain in full force and effect until the payment in full in cash of the Obligations and the termination of any commitment to extend credit hereunder (the “Termination Date”).
9.4Unconditional Nature of Guaranty.  No payment made by a Loan Party or any other Person or received or collected by Administrative Agent or any Lender from a Loan Party or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Termination Date.
9.5Right of Contribution.  If in connection with any payment made by any Guarantor hereunder any rights of contribution arise in favor of such Guarantor against one or more other Guarantors, such rights of contribution shall be subject to the terms and conditions of Section 9.6.  The provisions of this Section 9.5 shall in no respect limit the obligations and liabilities of any Guarantor to Agent and Lenders, and each Guarantor shall remain liable to Administrative Agent and Lenders for the full amount guaranteed by such Guarantor hereunder.

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9.6No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of Administrative Agent or any Lender against a Loan Party or any collateral security or guarantee or right of offset held by Administrative Agent or such Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from a Loan Party in respect of payments made by such Guarantor hereunder, in each case, until the Termination Date.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held by such Guarantor in trust for Administrative Agent or Lender, as applicable, shall be segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Administrative Agent or such Lender, as applicable, in the exact form received by such Guarantor (duly indorsed by such Guarantor to Administrative Agent or such Lender, as applicable, if required), to be applied to the Obligations, irrespective of the occurrence or the continuance of any Event of Default.
9.7Amendments, etc. with respect to the Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by Administrative Agent may be rescinded by Administrative Agent and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Administrative Agent, and this Agreement, the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with their respective terms, and any collateral security, guarantee or right of offset at any time held by Administrative Agent or Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  Agent shall have no obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee pursuant to this Section 9 or any property subject thereto.
9.8Guarantee Absolute and Unconditional; Guarantor Waivers; Guarantor Consent.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Administrative Agent or Lender upon the guaranty contained in this Section 9 or acceptance of this guaranty.  The Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this guaranty.  All dealings between Loan Parties, Administrative Agent and Lenders shall be conclusively presumed to have been had or consummated in reliance upon this guaranty.  Each Guarantor further waives:
(a)diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Loan Party with respect to the Obligations;
(b)any right to require Administrative Agent or any Lender  to marshal assets in favor of any Loan Party or any other Person, to proceed against any Loan Party or any other Person, to proceed against or exhaust any of the Collateral, to give notice of the terms, time and

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place of any public or private sale of personal property security constituting the Collateral or other collateral for the Obligations or to comply with any other provisions of Section 9-611 of the UCC (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of Administrative Agent or Lender whatsoever;
(c)the defense of the statute of limitations in any action hereunder or for the collection or performance of the Obligations;
(d)any defense arising by reason of any lack of corporate or other authority or any other defense of any Loan Party or any other Person;
(e)any defense based upon Administrative Agent or any Lender’s errors or omissions in the administration of the Obligations;
(f)any rights to set-offs and counterclaims;
(g)any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of such Guarantor or the right of such Guarantor to proceed against any Loan Party for reimbursement; and
(h)without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law that limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.

Each Guarantor understands and agrees that the guarantee contained in this Section 9 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of this Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by Administrative Agent or any Lender, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Loan Party or any other Person against Administrative Agent or Lender, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of any Loan Party) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of such Guarantor under this guaranty, in bankruptcy or in any other instance, (iv) any insolvency proceeding with respect to any Loan Party or any other Person, (v) any merger, acquisition, consolidation or change in structure of any Loan Party or any other Person, or any sale, lease, transfer or other disposition of any or all of the assets or Equity Interests of any Loan Party or any other Person, (vi) any assignment or other transfer, in whole or in part, of Administrative Agent or any Lender’s interests in and rights under this Agreement or the other Loan Documents, including Administrative Agent or any Lender’s right to receive payment of the Obligations, or any assignment or other transfer, in whole or in part, of Agent’s interests in and to any of the Collateral, (vii) Administrative Agent’s vote, claim, distribution, election, acceptance, action or inaction in any insolvency proceeding related to any of the Obligations, and (viii) any other guaranty, whether by such Guarantor or any other Person, of all or any part of the Obligations or any other indebtedness, obligations or

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liabilities of any Guarantor to Administrative Agent or any Lender.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, Administrative Agent may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Loan Party or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto.  Any failure by Administrative Agent to make any such demand, to pursue such other rights or remedies or to collect any payments from any Loan Party or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Loan Party or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Administrative Agent or any Lender against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

9.9Modifications to the Obligations.  Each Guarantor further unconditionally consents and agrees that, without notice to or further assent from any Guarantor:  (a) the principal amount of the Obligations may be increased or decreased and additional indebtedness or obligations of a Borrower or any other Persons under the Loan Documents may be incurred, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise; (b) the time, manner, place or terms of any payment under any Loan Document may be extended or changed, including by an increase or decrease in the interest rate on any Obligation or any fee or other amount payable under such Loan Document, by an amendment, modification or renewal of any Loan Document or otherwise; (c) the time for any Loan Party’s performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as  Administrative Agent and applicable Lenders may deem proper; (d) in addition to the Collateral, Administrative Agent may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; (e) Administrative Agent may discharge or release, in whole or in part, any other Guarantor or any other Loan Party or other Person liable for the payment and performance of all or any part of the Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Collateral, nor shall Administrative Agent or any Lender be liable to any Guarantor for any failure to collect or enforce payment or performance of the Obligations from any Person or to realize upon the Collateral, and (f) Administrative Agent may request and accept other guaranties of the Obligations and any other indebtedness, obligations or liabilities of a Loan Party to Administrative Agent and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; in case of each of clause (a) through (f), as Administrative Agent may deem advisable, and without impairing, abridging, releasing or affecting this Agreement.

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9.10Reinstatement.  The guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, a Loan Party or any substantial part of its property, or otherwise, all as though such payments had not been made.
9.11No Waiver by Course of Conduct; Cumulative Remedies.  Neither Administrative Agent nor any Lender shall by any act (except in writing in accordance with Section 8.10), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Potential Event of Default or Event of Default, as applicable.  No failure to exercise, nor any delay in exercising, on the part of Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Administrative Agent or such Lender would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
9.12Enforcement Expenses; Indemnification.  Each Guarantor agrees to pay or reimburse Administrative Agent, for the ratable benefit of Lenders, for all costs and expenses incurred in collecting against such Guarantor under this guaranty or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable and documented fees and disbursements of counsel.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties hereto have caused this Loan and Security Agreement to be duly executed as of the day and year first above written.

LENDER:

TRINITY CAPITAL INC.,

a Maryland corporation

By: ______________________________

Name: Sarah Stanton

Its: General Counsel and Chief Compliance Officer

Address for Notices:

Trinity Capital Inc.

1 N. 1st Street, Floor 3

Phoenix, AZ 85004

Attention: Legal Department

Telephone: (480) 374-5350

Email: legal@trincapinvestment.com

EAGLE POINT TRINITY SENIOR SECURED LENDING COMPANY,

By: Trinity Capital Adviser LLC, its Manager

By: __________________________

Name: Sarah Stanton

Title: General Counsel and Chief Compliance Officer

Address for Notices:

Trinity Capital Inc.

1 N. 1st Street, Floor 3

Phoenix, AZ 85004

Attention: Legal Department

Telephone: (480) 374-5350

Email: legal@trincapinvestment.com

PARENT and BORROWER: ANGEL STUDIOS, INC., a Delaware corporation By: ________________________

[Signature Page to Loan And Security Agreement]

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Name: Scott Klossner

Its: Chief Financial Officer

INITIAL GUARANTOR:

DRY BAR COMEDY LLC,

a Utah limited liability company

By: __________________________

Name: Scott Klossner

Its: Chief Financial Officer

ANGEL STUDIOS LICENSING, LLC,

a Utah limited liability company

By: __________________________

Name: Scott Klossner

Its: Chief Financial Officer

ANGEL STUDIOS PRODUCTIONS, LLC,

a Utah limited liability company

By: __________________________

Name: Scott Klossner

Its: Chief Financial Officer

ANGEL STUDIOS OF I, LLC,

a Utah limited liability company

By: __________________________

Name: Scott Klossner

Its: Chief Financial Officer

Address for Notices:

295 West Center Street

Provo, UT 84601

Attention: Patrick Reilly

Telephone: (801) 836-5544

Email: patrick@angel.com

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_____________________________

[Signature Page to Loan And Security Agreement]

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ADMINISTRATIVE AGENT:

TRINITY CAPITAL INC.,

a Maryland corporation

By: ______________________________

Name: Sarah Stanton

Its: General Counsel and Chief Compliance Officer

Address for Notices:

Trinity Capital Inc.

1 N. 1st Street, Floor 3

Phoenix, AZ 85004

Attention: Legal Department

Telephone: (480) 374-5350

Email: legal@trincapinvestment.com

[Signature Page to Loan And Security Agreement]

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SCHEDULE 1

LSA PROVISIONS

LSA Section	LSA Provision
Article 1 – “Amortization Date”	“Amortization Date” means the first Payment Date after expiration of the Interest Only Period, being November 1, 2027.
Article 1 – “Applicable Rate”	“Applicable Rate” means a variable annual interest rate equal to the greater of (i) the Prime Rate plus six percent (6.00%) and (ii) thirteen and one-half of one percent (13.50%).
Article 1 – “Commitment Fee”	“Commitment Fee” is for each Advance, the fully earned and non-refundable commitment fee equal to one percent (1.00%) of the aggregate principal amount of such Advance.
Article 1 – “End of Term Payment”	“End of Term Payment” is an amount equal to two percent (2.00%) of the original principal amount of the Loans in addition to all sums payable hereunder.
Article 1 – “Interest Only Period”	“Interest Only Period” means, the period from and including the Closing Date and through but excluding the twenty-fifth (25th) Payment Date following the Closing Date.
Article 1 – “Maturity Date”	“Maturity Date” means the sixty-first (61st) Payment Date, being October 1, 2030.
Article 1 – “Tranche B Milestone”

“Tranche B Milestone” means Borrower has delivered to Administrative Agent evidence, satisfactory to Administrative Agent, in its sole discretion, that Borrower has, on or prior to March 31, 2026, (i) achieved Annualized Recurring Revenue of at least Two Hundred Seventy-Five Million Dollars ($275,000,000) and (ii) has received, since January 1, 2025, net cash proceeds of at least Ninety Million Dollars ($90,000,000) from the sale or issuance of Borrower’s Equity Securities on terms and conditions reasonably satisfactory to Administrative Agent.

Article 1 – “Tranche B Loan Termination Date”	“Tranche B Loan Termination Date” means June 30, 2026.
Article 1 – “Tranche C Milestone”	“Tranche C Milestone” means Borrower has delivered to Administrative Agent evidence, satisfactory to Administrative Agent, in its sole discretion, that Borrower has, on or prior to

Schedule 1

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September 30, 2026, (i) achieved Annualized Recurring Revenue of at least Three Hundred Twenty-Five Million Dollars ($325,000,000), and (ii) has received, since October 8, 2025, net cash proceeds of at least Thirty Million Dollars ($30,000,000) from the sale or issuance of Borrower’s Equity Securities on terms and conditions reasonably satisfactory to Administrative Agent.

Article 1 – “Tranche C Loan Termination Date”	“Tranche C Loan Termination Date” means December 31, 2026.
Article 1 – “Tranche D Milestone”

“Tranche D Milestone” means Borrower has delivered to Administrative Agent evidence, satisfactory to Administrative Agent, in its sole discretion, that Borrower has, on or prior to March 31, 2027, achieved Annualized Recurring Revenue of at least Four Hundred Million Dollars ($400,000,000).

Article 1 – “Tranche D Loan Termination Date”	“Tranche D Loan Termination Date” means June 30, 2027.

Schedule 2

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SCHEDULE 2

COMMITMENTS

Lender Name	Tranche A Loan Commitment	Tranche B Loan Commitment	Tranche C Loan Commitment	Tranche D Loan Commitment
TRINITY CAPITAL INC.	$38,400,000	$19,200,000	$19,200,000	$19,200,000
EAGLE POINT TRINITY SENIOR SECURED LENDING COMPANY	$1,600,000	$800,000	$800,000	$800,000
	Total: $40,000,000	Total: $20,000,000	Total: $20,000,000	Total: $20,000,000

Schedule 3

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EXHIBIT A

AMORTIZATION SCHEDULE

EXHIBIT A

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EXHIBIT B

SECRETARY’S CERTIFICATE

BORROWER/GUARANTOR:	[INSERT NAME BORROWER/GUARANTOR]	Date: [●], 202[●]
ADMINISTRATIVE AGENT:	Trinity Capital Inc., as Administrative Agent

Pursuant to the Loan and Security Agreement, dated as of September 8, 2025, by and among ANGEL STUDIOS, INC., a Delaware corporation (“Borrower”), the Guarantors party thereto, the Lenders party thereto, and Trinity Capital Inc., as administrative agent and collateral agent for the Lenders (“Administrative Agent”) (the “Loan Agreement”, unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement), I hereby certify as follows, as of the date set forth above:

1.I am the Secretary or other Responsible Officer of [Borrower][Guarantor].  My title is as set forth below.

2.[Borrower][Guarantor]’s exact legal name is set forth above.  [Borrower][Guarantor] is a corporation existing under the laws of the State of [Delaware].

3.Attached hereto as Annex I and Annex II, respectively, are true, correct and complete copies of (i) [Borrower][Guarantor]’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which [Borrower][Guarantor] is incorporated as set forth in paragraph 2 above; and (ii) [Borrower][Guarantor]’s Bylaws.  Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.The resolutions attached hereto as Annex III were duly and validly adopted by [Borrower][Guarantor]’s board of directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from [Borrower][Guarantor].

5. Any one of the following officers or employees of [Borrower][Guarantor], whose names, titles and signatures are below, may act on behalf of [Borrower][Guarantor]:

Name	Title	Signature	Authorized to Add or Remove Signatories
□
□

EXHIBIT B

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□
□

[Balance of Page Intentionally Left Blank]

EXHIBIT B

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Secretary’s Certificate on behalf of [●] as of the date first set forth above.

By:_______________________________

Name:

Title:

The undersigned, [___], [___] of [●], does hereby certify that [___] is the duly elected and presently incumbent [___] of [●], and that the statements and signatures in the foregoing Secretary’s Certificate are true and correct on the date hereof.

By:_______________________________

Name:

Title:

[Signature Page to Secretary’s Certificate]

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ANNEX I

Certificate of Incorporation (including amendments)

[see attached]

1

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ANNEX II

Bylaws

[see attached]

2

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ANNEX III

Resolutions

[see attached]

3

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EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

TO:	Trinity Capital Inc., as Administrative Agent
FROM:	ANGEL STUDIOS, INC.

The undersigned authorized officer (“Officer”) of ANGEL STUDIOS, INC., a Delaware corporation (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of September 8, 2025, by and among Borrower, the Initial Guarantors party thereto, the Lenders party thereto, and Trinity Capital Inc., as administrative agent and collateral agent for the Lenders (“Administrative Agent”) (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a)Borrower and each Guarantor is in complete compliance for the period ending _______________ with all required covenants except as noted below;

(b)There are no Potential Events of Default or Events of Default, except as noted below;

(c)Except as noted below, all representations and warranties of Borrower and each Guarantor stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d)Each Loan Party and each Subsidiary has filed all federal, state and other tax returns that are required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties, and all other taxes, fees or other charges imposed on it or any of its property by any governmental or regulatory authority.  No tax Liens have been filed, and, to the Knowledge of each Loan Party, no claim is being asserted, with respect to any such tax, fee or other charge.

(e)No Liens have been levied or claims made against any Loan Party or any of their Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Administrative Agent.

Attached are the required documents, if any, supporting our certification(s).  The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with GAAP applied on a consistent basis from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

EXHIBIT C-1

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	Reporting Covenant	Requirement	Actual	Complies
1.	Monthly financial statements	Monthly within 30 days		Yes	No	N/A
2.

Accounts receivable aging, accounts payable aging, and primary key performance indicators (including gross churn, LTV and LTV/CAC) and as required by Parent’s board of directors or Administrative Agent

		Monthly within 30 days		Yes	No	N/A
3.	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
4.	Annual (CPA Audited) statements **	Within 180 days after FYE		Yes	No	N/A
5.	Annual Financial Projections	Within 10 days of Board Approval but no later than 30 days after FYE		Yes	No	N/A
6.	8-K, 10-K and 10-Q Filings	At time of filing		Yes	No	N/A
7.	IP Report	Within 45 days after each fiscal quarter		Yes	No	N/A

** If not required by the Borrower’s board of directors, then deliver company prepared Annual Financial

Statements to Lender within sixty (60) days of such fiscal year.

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1.			Yes	No	Yes	No
2.			Yes	No	Yes	No
3.			Yes	No	Yes	No
4.			Yes	No	Yes	No

Financial Covenants

Financial Covenant	Requirement	Actual	Complies

EXHIBIT C-2

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Liquidity (to be certified as of the end of each calendar month)	Maintain at all times Liquidity equal to or greater than the Liquidity Level.	$________	Yes No	N/A

EXHIBIT C-3

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Other Matters

1.	Have there been any changes in Key Persons since the last Compliance Certificate?	Yes	No

2.	Have there been any transfers/sales/dispositions/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3.	Have there been any new or pending material claims or causes of action against any Loan Party or any Subsidiary?	Yes	No

4.

Have there been any amendments of or other changes to the capitalization table of Parent and to the Operating Documents of any Loan Party or any of their Subsidiaries?  If yes, provide copies of any such amendments or changes with this Compliance Certificate.

		Yes	No

5.	Has any Loan Party or any Subsidiary entered into or amended any material agreement? If yes, please explain and provide a copy of the material agreement(s) and/or amendment(s).	Yes	No

6.	Has Borrower provided the Administrative Agent with all notices required to be delivered under Sections 3.2, 3.6, 3.7(c), 4.2 and 4.3 of the Loan Agreement?	Yes	No

7.	Have there been any material updates to the contents of the Perfection Certificate last delivered? If yes, please explain.	Yes	No

EXHIBIT C-4

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Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.”  Attach separate sheet if additional space needed.)

[____________________________]

By:

Name:

Title:

Date:

ADMINISTRATIVE AGENT USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status:YesNo

EXHIBIT C-5

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EXHIBIT D

Loan Advance Request Form

Email To: Date: _____________________

LOAN PAYMENT:

ANGEL STUDIOS, INC.

From Account #________________________________To Account #______________________________

(Deposit Account #)(Loan Account #)

Principal $____________________________________and/or Interest $____________________________

Authorized Signature: Phone Number:

Print Name/Title:

LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #________________________________To Account #_______________________________

(Loan Account #)(Deposit Account #)

Date of Advance: ___________

Amount of Advance $___________________________ to be paid in accordance with the amortization schedule delivered pursuant to Section 2.1 of the Loan and Security Agreement.

All of each Loan Party’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature: Phone Number:

Print Name/Title:

OUTGOING WIRE REQUEST:

Complete only if all or a portion of funds from the loan advance above is to be wired.

Beneficiary Name: _____________________________Amount of Wire: $

Beneficiary Bank: ______________________________Account Number:

City and State:

Beneficiary Bank Transit (ABA) #:  Beneficiary Bank Code (Swift, Sort, Chip, etc.):

(For International Wire Only)

Intermediary Bank:  Transit (ABA) #:

For Further Credit to:

Special Instruction:

EXHIBIT D - 1

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By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: _____________________2nd Signature (if required): ___________________________

Print Name/Title: _________________________Print Name/Title: __________________________________

Telephone #:    Telephone #:

EXHIBIT D - 2

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EXHIBIT E-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of September 8, 2025 (as amended, supplemented or otherwise modified from time to time, the “LSA”), among ANGEL STUDIOS, INC., a Delaware corporation (“Borrower”), the Initial Guarantors party thereto, TRINITY CAPITAL INC., a Maryland corporation, as administrative agent and collateral agent for the Lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.13 of the LSA, the undersigned hereby certifies that (i) it is the sole record and Beneficial Owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the LSA and used herein shall have the meanings given to them in the LSA.

[NAME OF LENDER] By: Name: Title: Date: ______________ __, 20[ ]

EXHIBIT E - 1

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EXHIBIT E-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of September 8, 2025 (as amended, supplemented or otherwise modified from time to time, the “LSA”), among ANGEL STUDIOS, INC., a Delaware corporation (“Borrower”), the Initial Guarantors party thereto, TRINITY CAPITAL INC., a Maryland corporation, as administrative agent and collateral agent for the Lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.13 of the LSA, the undersigned hereby certifies that (i) it is the sole record and Beneficial Owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the LSA and used herein shall have the meanings given to them in the LSA.

[NAME OF PARTICIPANT] By: Name: Title:

EXHIBIT E - 2

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Date: ______________ __, 20[ ]

EXHIBIT E-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of September 8, 2025 (as amended, supplemented or otherwise modified from time to time, the “LSA”), among ANGEL STUDIOS, INC., a Delaware corporation (“Borrower”), the Initial Guarantors party thereto, TRINITY CAPITAL INC., a Maryland corporation, as administrative agent and collateral agent for the Lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.13 of the LSA, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Beneficial Owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption:  (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E,

EXHIBIT E - 3

1625235525.4

as applicable, from each of such partner’s/member’s Beneficial Owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the LSA and used herein shall have the meanings given to them in the LSA.

[NAME OF PARTICIPANT] By: Name: Title: Date: ______________ __, 20[ ]

EXHIBIT E-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of September 8, 2025 (as amended, supplemented or otherwise modified from time to time, the “LSA”), among ANGEL STUDIOS, INC., a Delaware corporation (“Borrower”), the Initial Guarantors party thereto, TRINITY CAPITAL INC., a Maryland corporation, as administrative agent and collateral agent for the Lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.13 of the LSA, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Beneficial Owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this LSA or any other Loan Document, neither

EXHIBIT E - 4

1625235525.4

the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption:  (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Beneficial Owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the LSA and used herein shall have the meanings given to them in the LSA.

[NAME OF LENDER] By: Name: Title: Date: ______________ __, 20[ ]

EXHIBIT E - 5

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